UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21317

Stadion Investment Trust

(Exact name of registrant as specified in charter)

1061 Cliff Dawson Road, Watkinsville, Georgia 30677

(Address of principal executive offices)(Zip code)

Edward Corrao, Esq.

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203

(Name and address of agent for service)

Registrant's telephone number, including area code: (706) 583-5207

Date of fiscal year end: May 31

Date of reporting period: June 1, 2018 through May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL REPORT

May 31, 2019

STADION TACTICAL GROWTH FUND

STADION TACTICAL DEFENSIVE FUND

STADION TRILOGY ALTERNATIVE RETURN FUND

STADION ALTERNATIVE INCOME FUND

TABLE OF CONTENTS

Letter to Shareholders	1
Performance Information	5
Disclosure of Fund Expenses	13
Schedules of Investments	15
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	53
Additional Information	54
Board of Trustees and Executive Officers	55
Approval of Investment Advisory Agreements	57

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.stadionfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-866-383-7636 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.stadionfunds.com.

Stadion Investment Trust	Letter to Shareholders

May 31, 2019 (Unaudited)

Dear Stadion Shareholder,

We are pleased to present Stadion Funds’ Annual Report through May 31, 2019, including an overview and discussion of market conditions intended to add context to the purpose and results of our investment approach.

12 Month Equity Market Overview:

Over the last year, global equity markets have been impacted by two consistent headlines: the US-China Trade War and the Federal Reserve’s monetary policy decisions. From June to September, U.S. equities seemed to shrug off any negative headlines and powered their way to all-time highs. However, investors’ mindsets quickly changed once the Federal Reserve increased the Fed funds rate after their September meeting. This monetary decision, combined with increasing tensions between the U.S. and China, sent markets into a rapid sell off closing the year near bear market territory.

U.S. markets rebounded nicely at the start of 2019 and by April markets were already back near all-time highs. Investor sentiment improved as the Federal Reserve — after being pressured by the White House-- took a more dovish tone and stated that they would consider lowering interest rates to support economic growth and increase inflation. Even as U.S.-China trade war discussions intensified, markets continued to rally knowing there was a Fed backstop to provide monetary support if necessary.

For the year ending May 31, 2019, the S&P 500 Index gained 3.78% on a total return basis. The Dow Jones Industrial Average outpaced the other major domestic indices and added 4.05%. The NASDAQ Composite Index, however, lagged the S&P 500 and the Dow and only rose 1.26%.

Intensifying trade war talks, along with a strong U.S. dollar and a slowdown in international growth, had a greater impact on international markets. Developed international markets, represented by the MSCI EAFE Index, lost -5.75%. Emerging markets, represented by the MSCI Emerging Markets Index, lost -8.70%.

12 Month Bond Market Overview:

Interest rates over the last year have consistently headed lower. The 10-year treasury yield closed 5/31/19 at 2.1246%, below the 3-month treasury yield which was trading at 2.3399%. This yield inversion happened a couple times over the last year. Although not a guarantee, an inversion of the yield curve will sometimes preceed an economic recession. This inversion was first seen for a few days in March but reoccurred in May and, at the time of this writing remains in place. This is a potential warning sign and is something to keep an eye on in the future.

World bond yields are very depressed as global economic growth is struggling to build any positive momentum. World central banks have kept their interest rates low, or in some countries—including Japan and most of Europe-negative, to promote economic growth. In light of this weak global growth and loose monetary policy, it is interesting the U.S. Federal Reserve has been one of the only world banks to raise their federal funds rates. This divergence can be taken as proof that the Federal Reserve believes the U.S. is in much better economic shape than the rest of the world. It could be argued, though, that this difference in monetary policy is not supportive of world economic growth.

Most bond funds have performed well over the year ending May 31, 2019 as evidenced by the Bloomberg Barclays US Aggregate Bond Index gaining 6.40%.

Stadion’s Two Tactical Equity Portfolios

The twin hallmarks of Stadion’s tactical equity line-up are their varying degrees of risk management and their ability to diversify across markets. Stadion’s Tactical Growth Fund (“Growth Fund”) offers growth orientation with a still-defensive bias. For additional defense, Stadion’s Tactical Defensive Fund (“Defensive Fund”) provides persistent market exposure but seeks significant and timely reductions in equity exposure as a way to manage risk.

Stadion’s Two Alternative Portfolios

Stadion’s Trilogy Alternative Return Fund (“Trilogy Fund”) is an absolute return strategy designed to be market-direction agnostic over the course of a year. Stadion’s Alternative Income Fund (“Income Fund”) seeks to generate income from both traditional and non-traditional assets outside of typical fixed income markets.

Annual Report | May 31, 2019	1

Stadion Investment Trust	Letter to Shareholders

May 31, 2019 (Unaudited)

Stadion Tactical Growth Fund

The Tactical Growth Fund follows a rules-based, disciplined, proprietary model that quantitatively ranks—according to risk-adjusted return—all actively traded Exchange Traded Funds (“ETFs”) that pass our initial fundamental review. The holdings of the Tactical Growth Fund are adjusted so that ETFs showing strength in the model are purchased and held, while those showing weakness are sold or simply not considered for purchase. The goal of the Tactical Growth Fund’s investment process is to produce long-term market-like returns but carry below-market risk exposure.

The risk-management of the Tactical Growth Fund is differentiated from that of Stadion's trend-following strategies is the model's intention, during turbulent times, to allocate a portion of the portfolio to defensive and non-correlated assets instead of reducing market exposure by exiting to cash.

For the year ending May 31, 2019, the Tactical Growth Fund – Class A returned -3.22% excluding the impact of the 5.75% sales load. This is compared to the Morningstar Moderately Aggressive Target Risk index at 0.98% and the S&P 500 index at 3.78%. For the period, the Growth Fund averaged a 70% Correlated (US and International Equity) and 30% Non-Correlated (Fixed Income, Commodity) position. There was some rotation in exposure during the sell off in late 2018 as the Tactical Growth Fund reduced its equity exposure in exchange for more Non-Correlated positions. International equities rose in the Sharpe rankings after the calendar year-end, so these were added to the portfolio. The Tactical Growth Fund’s allocation was very diversified over the year as this helps reduce the risk of the overall portfolio.

Stadion Tactical Defensive Fund

The Defensive Fund seeks to focus on both longer-term cyclical trends and shorter-term intermediate trends to balance safety and return. One half of the portfolio (core) is governed by the longer-term Cyclical Trend (CT) measure and the other (satellite) by the shorter (more safety conscious) intermediate term, Dynamic Trend (DT) measure.

During the year ended May 31st, 2019 the Defensive Fund’s Class A shares gained 1.96%, excluding the impact of the 5.75% sales load. This is compared to the Morningstar Moderate Target Risk index at 2.52% and the S&P 500 index at 3.78%.

The Tactical Defensive Fund participated in most of the market rally up to the end of July 2018. From July to the end of September, the Tactical Defensive Fund’s underlying technical indicators began deteriorating and the model recommended a risk-off environment for equities. By the middle of December, the model’s Cyclical Trend and Dynamic Trend readings were fully defensive helping the Tactical Defensive Fund miss some of the late 2018 sell off. After the market rebounded from Christmas Eve’s low, the Tactical Defensive Fund’s technical indicators started improving. By February, the model was back to fully invested, which is where the model finished the year ending May 31, 2019.

As geopolitical risks and tightening monetary policy clouded every market headline during the fourth quarter of 2018, the Tactical Defensive Fund was able to side-step most of the year end market sell off. Over the year ending May 31, 2019, the Tactical Defensive Fund provided solid risk adjusted returns relative to both its benchmark and the S&P 500. The Fund’s model can ignore the noise from news headlines and reacts to the underlying price movements of the market.

Stadion Trilogy Alternative Return Fund

The Trilogy Fund’s multi-strategy portfolio intends to generate total returns regardless of market conditions by emphasizing lower risk and volatility than U.S. equities overall. The fund’s equity, income, and trend components are designed for two of the three to find favor in a given year.

For the year ended May 31st, 2019, Trilogy Fund Class A returned -4.13% excluding the impact of the 5.75% sales load, while the Hedge Fund Research (HFRX) Absolute Return Index returned -.43%. The fund’s large cap equities traded higher over the period as did US equities. Trilogy’s fixed income holdings were strong contributors for the year along with the Bloomberg Barclays US Aggregate Bond Index’s +6.40%. The Trilogy Fund’s option strategies were mostly headwinds for the year. The overall move higher meant that our collar, which we use as a risk-mitigation measure, was a slight drag on performance. The option writing portion of the fund struggled despite a relatively flat environment due to month to month trends in equities. The market movement portion of the fund struggled, too, as US equity markets struggle to find a clear trend for the year.

Stadion Alternative Income Fund

The Income Fund seeks to generate income and absolute return with a low correlation to other traditional income strategies. The fund also seeks to avoid some of the blow-up risks associated with other options based premium generating strategies. The fund also seeks to avoid some of the blow-up risks associated with other options-based, premium generating strategies. The Income Fund seeks dividends from equities while utilizing a market collar to limit equity risk and sells short-term options on a rolling basis to try and collect premium from alternative sources while managing risk.

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Stadion Investment Trust	Letter to Shareholders

May 31, 2019 (Unaudited)

For the year ended May 31st, 2019, the Income Fund Class A returned -2.68% excluding the impact of the 5.75% sales load, while the Bloomberg Barclays US Aggregate Bond Index returned +6.40%. The diversified income approach suffered a bit given the strong month-to-month moves, especially in late 2018 and early 2019. While dividend performance was strong over the time period, the overall move higher meant our collar was a slight drag on performance. The bulk of the Income fund’s losses came from option writing in late 2018 and early 2019 as volatility was elevated, but the absolute moves in U.S. equity markets trended almost perfectly over month-to-month periods which hurt our monthly option writing.

Stadion Observations and Market Outlook

After reaching all-time highs in September, it appeared the market was going to experience an even steeper sell off in December than the approximate 20% sell off it had undergone. However, even in an atmosphere of negative headlines the market proved resilient and bounced back to within range of all-time highs. It seems the market weighs the loose monetary policy of the Federal Reserve as having greater impact on the U.S. economy than the negative news regarding trade talks between the U.S. and China. The Fed reversed some of its previous hawkish statements and has recently adopted a dovish tone. Currently, the chance for a rate cut has become more likely than the chance for another rate hike.

As previously mentioned, the current yield curve is inverted which is something to keep an eye on as it has generally been observed as a warning sign of upcoming economic struggles. However, it should be noted that this interest rate environment is an unusual one as interest rates are at historically low levels and should support economic growth.

Geopolitical risks have increased dramatically over the last year. The U.S. and China trade war has intensified and there doesn’t seem to be an end in sight. The White House used the threat of tariffs as leverage to renegotiate existing trade deals with other countries as well including Mexico, Canada, India, and the European Union. The United States’ relationship with Iran and North Korea has been a roller coaster ride over the last year and has the potential to erupt at any moment.

With all the geopolitical and market uncertainty, it is very difficult and almost impossible to predict the future path of markets. We will not try to predict future markets, but we will follow the disciplined investment approaches we have had in place for many years to manage our clients’ assets. Our goal is to help you achieve long term investment goals by preventing catastrophic losses and providing you with a balance to risk and reward over full market cycles.

Thank you for entrusting your “serious money” to Stadion. Please feel free to contact us with any questions you may have.

Sincerely,

Stadion Money Management

Brad A. Thompson, CFA

Chief Investment Officer

Past performance is no guarantee of future results. Investments are subject to risk, and any of Stadion’s investment strategies may lose money. The investment strategies presented are not appropriate for every investor and financial advisors should review the terms and conditions and risks involved. Stadion’s actively managed portfolios may underperform during bull markets. Some information contained herein was prepared by or obtained from sources that Stadion believes to be reliable. There is no assurance that any of the target prices or other forward-looking statements mentioned will be attained. Any market prices are only indications of market values and are subject to change. The views in this report were those of the Funds’ investment adviser as of the date of this Report and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. The Reports’ commentary, analysis, opinions, advice, and recommendations represent the personal and subjective views of the author and are subject to change at any time without notice.

One cannot invest directly in an index. Derivative instruments can be volatile and the potential loss to the Funds may exceed the Funds’ initial investment. Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. The Funds could also experience losses if they are unable to close out a position because the market for an instrument or position is or becomes illiquid.

Annual Report | May 31, 2019	3

Stadion Investment Trust	Letter to Shareholders

May 31, 2019 (Unaudited)

The Funds’ foreign investments generally carry more risks than funds that invest strictly in U.S. assets, including currency risk, geographic risk, and emerging market risk. Risks can also result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. More information about these risks and other risks can be found in the Funds’ prospectus.

The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.

The NASDAQ is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap Stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange.

The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The MSCI Emerging Markets Index consists of 23 economies including Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The MSCI is a float-adjusted market capitalization index.

The Bloomberg Barclays US Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented.

The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% global equity exposure.

The Morningstar Moderate Target Risk Index seeks approximately 60% global equity exposure.

The Hedge Fund Research (HFRX) Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed income securities with remaining maturities of one year and longer.

An option is a derivative financial instrument that specifies a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option.

A collar is an option strategy that limits the range of possible positive or negative returns on an underlying security to a specific range.

A Treasury note is a debt obligation issued by the United States government with a maturity dependent upon date of initial issuance. FOR EXAMPLE: A 10-year Treasury note pays interest at a fixed rate once every six months and pays the face value to the holder at maturity.

Yield Curve is a line that plots interest rates of bonds, at specific point in time, which have equal credit quality but different maturity dates. An inverted yield curve is an interest rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality. This type of yield curve is the rarest of the three main curve types and is considered to be a predictor of economic recession.

An inverted yield curve is an interest rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality. This type of yield curve is the rarest of the three main curve types and is considered to be a predictor of economic recession.

Risk-on risk-off is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk-on risk-off refers to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk-on risk-off theory states that investors tend to engage in higher-risk investments; when risk is perceived to be high, investors have the tendency to gravitate toward lower-risk investments.

An investor should consider the investment objectives, risks, and charges and expenses of the Stadion Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available by calling Stadion Funds directly at (866) 383-7636 or Stadion Money Management, LLC., the investment advisor, at (800) 222-7636. The prospectus should be read carefully before investing.

The Stadion Funds are distributed by ALPS Distributors, Inc. An investment in the Funds involves risk, including loss of principal.

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Stadion Tactical Growth Fund	Performance Information

May 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Tactical Growth Fund(a) and the Morningstar Moderately Aggressive Target Risk Index

Average Annual Total Returns(b)(c) (for periods ended May 31, 2019)

	1 Year	5 Year	10 Year	Since Inception
Stadion Tactical Growth Fund - A - NAV	-3.22%	4.65%	9.13%	6.10%
Stadion Tactical Growth Fund - A - POP	-8.77%	3.42%	8.48%	5.68%
Stadion Tactical Growth Fund - C - NAV	-3.92%	3.87%	8.32%	5.30%
Stadion Tactical Growth Fund - C - CDSC	-4.86%	3.87%	8.32%	5.30%
Stadion Tactical Growth Fund - I - NAV	-3.02%	4.91%	9.40%	6.36%
Morningstar Moderately Aggressive Target Risk Index	0.98%	5.44%	9.65%	7.24%(d)

(a)	The line graph above represents performance of Class I shares only, which will vary from the performance of Class A and Class C shares based on the difference in loads and fees paid by shareholders in different classes.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.
(c)	The performance shown includes that of the predecessor Fund, the ETF Market Opportunity Fund, a series of Aviemore Trust, which was reorganized into Class I shares of the Fund, as of the close of business on March 29, 2013. Class I, Class A and Class C shares of the Fund commenced operations on May 3, 2004, April 1, 2013 and April 1, 2013, respectively. The performance shown for Class A and Class C shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund’s Class I shares, the initial share class, calculated using the fees and expenses of Class A and Class C shares respectively and without the effect of any fee and expense limitations or waivers. If Class A and Class C shares of the Fund had been available during periods prior to April 1, 2013, the performance shown may have been different.
(d)	Represents the period from May 3, 2004 (date of original public offering of Class I shares) through May 31, 2019.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

Annual Report | May 31, 2019	5

Stadion Tactical Growth Fund	Performance Information

May 31, 2019 (Unaudited)

The Total Annual Fund Operating Expenses for Class A, Class C and Class I, based on the current Fund prospectus dated September 28, 2018, are 1.83%, 2.57% and 1.58%, respectively. The Fund’s investment adviser, Stadion Money Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.30% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until October 1, 2019.

POP, the “Public Offering Price” (which reflects sales loads), and NAV, the “Net Asset Value” price (which does not reflect sales loads), are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% global equity exposure.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

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Stadion Tactical Defensive Fund	Performance Information

May 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Tactical Defensive Fund(a), the S&P 500® Total Return Index and the Morningstar Moderate Target Risk Index

Average Annual Total Returns(b) (for periods ended May 31, 2019)

	1 Year	5 Year	10 Year	Since Inception(c)
Stadion Tactical Defensive Fund - A - NAV	1.96%	4.05%	5.98%	3.79%
Stadion Tactical Defensive Fund - A - POP	-3.91%	2.83%	5.35%	3.31%
Stadion Tactical Defensive Fund - C - NAV	1.21%	3.24%	5.17%	2.99%
Stadion Tactical Defensive Fund - C - CDSC	0.21%	3.24%	5.17%	2.99%
Stadion Tactical Defensive Fund - I - NAV	2.15%	4.26%	6.20%	4.01%
Morningstar Moderate Target Risk Index(d)	2.52%	4.73%	8.15%	5.93%(e)
S&P 500® Total Return Index	3.78%	9.66%	13.95%	8.22%(e)

(a)	The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.
(c)	Class A, Class C and Class I shares of the Fund commenced operations on September 15, 2006, October 1, 2009 and May 28, 2010, respectively. The performance shown for Class C and Class I shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund’s Class A shares, the initial share class, calculated using the fees and expenses of Class C and Class I shares respectively and without the effect of any fee and expense limitations or waivers. If Class C and Class I shares of the Fund had been available during periods prior to October 1, 2009 and May 28, 2010, respectively, the performance shown may have been different.
(d)	Effective September 28, 2017, the Morningstar Moderate Target Risk Index replaced the S&P 500 Index as the Fund’s benchmark. The Morningstar Moderate Target Risk Index was selected as it more closely aligns to the Defensive Fund’s investment strategies.
(e)	Represents the period from September 15, 2006 (date of original public offering of Class A shares) through May 31, 2019.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

Annual Report | May 31, 2019	7

Stadion Tactical Defensive Fund	Performance Information

May 31, 2019 (Unaudited)

The Total Annual Fund Operating Expenses for Class A, Class C and Class I, based on the current Fund prospectus dated September 28, 2018, are 2.00%, 2.74%, and 1.77%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments, if any, under a Rule 12b-1 Distribution Plan) in excess of 1.70% of the average daily net assets for Class A, Class C and Class I, until at least October 1, 2019.

POP, the “Public Offering Price” (which reflects sales loads), and NAV, the “Net Asset Value” price (which does not reflect sales loads), are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Morningstar Moderate Target Risk Index seeks approximately 60% global equity exposure.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

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Stadion Trilogy Alternative Return Fund	Performance Information

May 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Trilogy Alternative Return Fund(a), the HFRX Absolute Return Index and the Bloomberg Barclays US Aggregate Bond Index

Average Annual Total Returns(b)(c) (for periods ended May 31, 2019)

	1 Year	5 Year	Since Inception
Stadion Trilogy Alternative Return Fund - A - NAV	-4.13%	0.52%	1.38%
Stadion Trilogy Alternative Return Fund - A - POP	-9.66%	-0.66%	0.54%
Stadion Trilogy Alternative Return Fund - C - NAV	-4.84%	-0.25%	0.62%
Stadion Trilogy Alternative Return Fund - C - CDSC	-5.78%	-0.25%	0.62%
Stadion Trilogy Alternative Return Fund - I - NAV	-3.90%	0.76%	1.61%
HFRX Absolute Return Index	-0.43%	1.31%	1.63%(d)
Bloomberg Barclays US Aggregate Bond Index	6.40%	2.70%	2.66%(d)

(a)	The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.
(c)	Class A, Class C and Class I shares of the Fund commenced operations on April 2, 2012, April 2, 2012 and April 2, 2012, respectively.
(d)	Represents the period from April 2, 2012 (date of original public offering of Class A shares) through May 31, 2019.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

Annual Report | May 31, 2019	9

Stadion Trilogy Alternative Return Fund	Performance Information

May 31, 2019 (Unaudited)

The Total Annual Fund Operating Expenses for Class A, Class C and Class I, based on the current Fund prospectus dated September 28, 2018, are 1.91%, 2.63%, and 1.65%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments if any, under a Rule 12b-1 Distribution Plan) in excess of 1.38% of the average daily net assets for Class A, Class C, and Class I, until at least October 1, 2019.

POP, the “Public Offering Price” (which reflects sales loads), and NAV, the “Net Asset Value” price (which does not reflect sales loads), are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed income securities with remaining maturities of one year and longer.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

10	www.stadionfunds.com

Stadion Alternative Income Fund	Performance Information

May 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Alternative Income Fund(a) and the Bloomberg Barclays US Aggregate Bond Index

Average Annual Total Returns(b) (for periods ended May 31, 2019)

	1 Year	5 Year	Since Inception(c)
Stadion Alternative Income Fund - A - NAV	-2.68%	0.55%	0.43%
Stadion Alternative Income Fund - A - POP	-8.30%	-0.62%	-0.49%
Stadion Alternative Income Fund - C - NAV	-3.34%	-0.20%	-0.32%
Stadion Alternative Income Fund - C - CDSC	-4.29%	-0.20%	-0.32%
Stadion Alternative Income Fund - I - NAV	-2.46%	0.82%	0.67%
Bloomberg Barclays US Aggregate Bond Index	6.40%	2.70%	2.38%(d)

(a)	The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.
(c)	Class A, Class C and Class I shares of the Fund commenced operations on December 31, 2012, August 7, 2015 and February 14, 2013, respectively. The performance shown for Class C and Class I shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund’s Class A shares, the initial share class, calculated using the fees and expenses of Class C and Class I shares, respectively, and without the effect of any fee and expense limitations or waivers. If Class C and Class I shares of the Fund had been available prior to August 7, 2015 and February 14, 2013, respectively, the performance shown may have been different.
(d)	Represents the period from December 31, 2012 (date of original public offering of Class A shares) through May 31, 2019.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

Annual Report | May 31, 2019	11

Stadion Alternative Income Fund	Performance Information

May 31, 2019 (Unaudited)

The Total Annual Fund Operating Expenses for Class A, Class C and Class I, based on the current Fund prospectus dated September 28, 2018, are 1.90%, 2.63% and 1.67%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments, if any, under a Rule 12b-1 Distribution Plan) in excess of 1.15% of the average daily net assets for Class A, Class C and Class I, until at least October 1, 2019.

POP, the “Public Offering Price” (which reflects sales loads), and NAV, the “Net Asset Value” price (which does not reflect sales loads), are terms used to describe what share price was applied to Class A shares at the time of purchase. For additional information please consult the Fund’s Prospectus.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed income securities with remaining maturities of one year and longer.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

12	www.stadionfunds.com

Stadion Investment Trust	Disclosure of Fund Expenses

May 31, 2019 (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, possibly including front-end and contingent deferred sales loads; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual funds’ ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables that follow are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (December 1, 2018) and held until the end of the period (May 31, 2019).

The tables that follow illustrate the Funds’ costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds’ actual returns, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value 12/1/18	Ending Account Value 5/31/19	Expense Ratio(a)	Expenses Paid During period 12/1/18 - 5/31/19(b)
Stadion Tactical Growth Fund - Class A
Based on Actual Fund Return	$1,000.00	$983.00	1.55%	$7.66
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.20	1.55%	$7.80
Stadion Tactical Growth Fund - Class C
Based on Actual Fund Return	$1,000.00	$979.70	2.30%	$11.35
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,013.46	2.30%	$11.55
Stadion Tactical Growth Fund - Class I
Based on Actual Fund Return	$1,000.00	$984.00	1.30%	$6.43
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.45	1.30%	$6.54
Stadion Tactical Defensive Fund - Class A
Based on Actual Fund Return	$1,000.00	$1,024.20	1.79%	$9.03
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.01	1.79%	$9.00
Stadion Tactical Defensive Fund - Class C
Based on Actual Fund Return	$1,000.00	$1,020.40	2.58%	$13.00
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,012.07	2.58%	$12.94
Stadion Tactical Defensive Fund - Class I
Based on Actual Fund Return	$1,000.00	$1,024.50	1.67%	$8.43
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.60	1.67%	$8.40

Annual Report | May 31, 2019	13

Stadion Investment Trust	Disclosure of Fund Expenses

May 31, 2019 (Unaudited)

	Beginning Account Value 12/1/18	Ending Account Value 5/31/19	Expense Ratio(a)	Expenses Paid During period 12/1/18 - 5/31/19(b)
Stadion Trilogy Alternative Return Fund - Class A
Based on Actual Fund Return	$1,000.00	$963.40	1.63%	$7.98
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.80	1.63%	$8.20
Stadion Trilogy Alternative Return Fund - Class C
Based on Actual Fund Return	$1,000.00	$959.70	2.38%	$11.63
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,013.06	2.38%	$11.94
Stadion Trilogy Alternative Return Fund - Class I
Based on Actual Fund Return	$1,000.00	$963.90	1.38%	$6.76
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.05	1.38%	$6.94
Stadion Alternative Income Fund - Class A
Based on Actual Fund Return	$1,000.00	$943.80	1.40%	$6.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.95	1.40%	$7.04
Stadion Alternative Income Fund - Class C
Based on Actual Fund Return	$1,000.00	$941.50	2.15%	$10.41
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,014.21	2.15%	$10.80
Stadion Alternative Income Fund - Class I
Based on Actual Fund Return	$1,000.00	$944.90	1.15%	$5.58
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.20	1.15%	$5.79

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182/365).

14	www.stadionfunds.com

Stadion Tactical Growth Fund	Schedule of Investments

May 31, 2019

EXCHANGE-TRADED FUNDS - 87.99%	Shares	Value
Consumer Staples Select Sector SPDR® Fund	466,210	$25,925,938
Invesco QQQ Trust, Series 1	147,377	25,636,229
iShares® China Large-Cap ETF	646,290	26,090,727
iShares® MSCI EAFE ETF	822,270	52,131,918
iShares® MSCI Emerging Markets ETF	312,360	12,716,176
iShares® Russell 2000® ETF	209,010	30,486,199
iShares® Short Treasury Bond ETF	454,420	50,263,396
iShares® U.S. Real Estate ETF	613,140	53,263,472
PIMCO Enhanced Short Maturity Active ETF	394,989	40,174,331
SPDR® Gold Shares(a)	130,600	16,106,898
SPDR® S&P 500® ETF Trust	189,350	52,122,375
Vanguard® FTSE Developed Markets ETF	652,450	25,993,608
Vanguard® Growth ETF	346,121	53,094,961

TOTAL EXCHANGE-TRADED FUNDS
(Cost $434,982,387)		464,006,228

MONEY MARKET FUNDS - 8.91%	Shares	Value
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 2.277%, 7-day effective yield	46,960,191	$46,960,191

TOTAL MONEY MARKET FUNDS
(Cost $46,960,191)		46,960,191

Total Investments, at Value - 96.90%
(Cost $481,942,578)		510,966,419

Other Assets in Excess of Liabilities - 3.10%		16,360,963

Net Assets - 100.00%		$527,327,382

(a)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | May 31, 2019	15

Stadion Tactical Defensive Fund	Schedule of Investments

May 31, 2019

EXCHANGE-TRADED FUNDS - 98.35%	Shares	Value
Goldman Sachs Access Treasury 0-1 Year ETF	127,960	$12,836,947
Invesco Ultra Short Duration ETF	196,260	9,879,728
iShares® Core S&P Small-Cap® ETF	38,880	2,844,850
iShares® Short Maturity Bond ETF	245,410	12,346,577
JPMorgan Ultra-Short Income ETF	244,550	12,315,538
SPDR® Portfolio Developed World ex-US ETF	526,070	14,961,431
SPDR® Portfolio Emerging Markets ETF	144,060	4,931,174
SPDR® S&P 500® ETF Trust	95,660	26,332,328

TOTAL EXCHANGE-TRADED FUNDS
(Cost $97,396,090)		96,448,573

MONEY MARKET FUNDS - 1.76%	Shares	Value
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 2.277%, 7-day effective yield	1,729,685	$1,729,685

TOTAL MONEY MARKET FUNDS
(Cost $1,729,685)		1,729,685

Total Investments, at Value - 100.11%
(Cost $99,125,775)		98,178,258

Liabilities in Excess of Other Assets - (0.11)%		(112,160)

Net Assets - 100.00%		$98,066,098

See Notes to Financial Statements.

16	www.stadionfunds.com

Stadion Trilogy Alternative Return Fund	Schedule of Investments

May 31, 2019

COMMON STOCKS - 45.54%	Shares	Value
Communication Services - 1.20%
Diversified Telecommunication Services - 1.20%
AT&T, Inc.(a)	25,331	$774,622

Consumer Discretionary - 3.37%
Distributors - 1.09%
Genuine Parts Co.	7,103	702,486

Hotels, Restaurants & Leisure - 1.19%
McDonald's Corp.(a)	3,870	767,305

Household Durables - 1.09%
Garmin, Ltd.(a)	9,183	702,316

Consumer Staples - 6.94%
Food & Staples Retailing - 2.42%
Sysco Corp.(a)	11,240	773,537
Walmart, Inc.(a)	7,769	788,087
		1,561,624

Food Products - 3.32%
Archer-Daniels-Midland Co.(a)	18,235	698,765
General Mills, Inc.	14,869	735,124
Kellogg Co.(a)	13,477	708,351
		2,142,240

Household Products - 1.20%
Procter & Gamble Co.(a)	7,502	772,031

Energy - 2.02%
Energy Equipment & Services - 0.88%
Schlumberger, Ltd.	16,379	568,188

Oil, Gas & Consumable Fuels - 1.14%
Chevron Corp.(a)	6,464	735,926

Financials - 5.71%
Banks - 4.53%
BB&T Corp.(a)	15,606	729,581
Fifth Third Bancorp(a)	27,356	724,934
US Bancorp(a)	14,857	745,821
Wells Fargo & Co.	16,321	724,163
		2,924,499

Insurance - 1.18%
Aflac, Inc.(a)	14,872	762,933

Health Care - 5.90%
Health Care Equipment & Supplies - 1.19%
Abbott Laboratories(a)	10,067	766,401

See Notes to Financial Statements.

Annual Report | May 31, 2019	17

Stadion Trilogy Alternative Return Fund	Schedule of Investments

May 31, 2019

COMMON STOCKS - 45.54% (continued)	Shares	Value
Health Care - 5.90% (continued)
Pharmaceuticals - 4.71%
Eli Lilly & Co.(a)	6,428	$745,262
Johnson & Johnson(a)	5,607	735,358
Merck & Co., Inc.(a)	9,819	777,763
Pfizer, Inc.	18,826	781,656
		3,040,039

Industrials - 8.03%
Aerospace & Defense - 3.58%
Harris Corp.(a)	4,229	791,626
Lockheed Martin Corp.(a)	2,379	805,387
United Technologies Corp.	5,631	711,195
		2,308,208

Commercial Services & Supplies - 1.27%
Waste Management, Inc.(a)	7,481	818,047

Electrical Equipment - 1.04%
Emerson Electric Co.(a)	11,117	669,688

Machinery - 1.10%
Illinois Tool Works, Inc.	5,090	710,768

Trading Companies & Distributors - 1.04%
WW Grainger, Inc.(a)	2,572	673,067

Information Technology - 4.39%
Communications Equipment - 1.11%
Cisco Systems, Inc.(a)	13,762	716,037

IT Services - 1.11%
International Business Machines Corp.	5,674	720,541

Software - 1.15%
Microsoft Corp.(a)	5,983	739,977

Technology Hardware, Storage & Peripherals - 1.02%
Apple, Inc.(a)	3,766	659,314

Materials - 2.19%
Chemicals - 1.10%
Dow Chemical Co.(a)	5,115	239,178
DowDuPont, Inc.(a)	15,346	468,360
		707,538

Containers & Packaging - 1.09%
International Paper Co.(a)	16,996	704,824

Real Estate - 1.04%
Equity Real Estate Investment Trusts (REITs) - 1.04%
Weyerhaeuser Co.(a)	29,409	670,525

See Notes to Financial Statements.

18	www.stadionfunds.com

Stadion Trilogy Alternative Return Fund	Schedule of Investments

May 31, 2019

COMMON STOCKS - 45.54% (continued)	Shares	Value
Utilities - 4.75%
Electric Utilities - 2.46%
Eversource Energy(a)	10,606	$783,147
Southern Co.(a)	15,018	803,463
		1,586,610

Gas Utilities - 1.09%
National Fuel Gas Co.	13,190	703,159

Multi-Utilities - 1.20%
Dominion Energy, Inc.(a)	10,273	772,324

TOTAL COMMON STOCKS
(Cost $21,286,023)		29,381,237

EXCHANGE-TRADED FUNDS - 47.62%	Shares	Value
iShares® Broad USD High Yield Corporate Bond ETF(a)	37,840	$1,512,843
iShares® MBS ETF(a)	57,500	6,153,075
SPDR® Portfolio Intermediate Term Corporate Bond ETF(a)	312,900	10,785,663
SPDR® Portfolio Long-Term Corporate Bond ETF(a)	112,400	3,114,604
SPDR® Portfolio Short-Term Corporate Bond ETF(a)	200,200	6,136,130
VanEck Vectors® Fallen Angel High Yield Bond ETF(a)	106,500	3,020,340

TOTAL EXCHANGE-TRADED FUNDS
(Cost $30,651,544)		30,722,655

PURCHASED OPTION CONTRACTS - 11.19%	Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value
Call Option Contracts - 4.29%
S&P 500® Index:
	Jefferies	06/07/2019	$3,030	35	$9,632,210	$87
	Jefferies	06/14/2019	3,050	35	9,632,210	88
	Jefferies	06/21/2019	3,000	30	8,256,180	375
	Jefferies	06/28/2019	3,000	30	8,256,180	900
	Jefferies	07/05/2019	2,975	30	8,256,180	3,075
	Jefferies	07/12/2019	2,950	30	8,256,180	8,475
	Jefferies	12/18/2020	2,700	70	19,264,420	1,808,450
	Jefferies	12/18/2020	2,975	80	22,016,480	944,800
					93,570,040	2,766,250

See Notes to Financial Statements.

Annual Report | May 31, 2019	19

Stadion Trilogy Alternative Return Fund	Schedule of Investments

May 31, 2019

PURCHASED OPTION CONTRACTS - 11.19% (continued)	Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value
Put Option Contracts - 6.90%
S&P 500® Index:
	Jefferies	06/07/2019	$2,830	20	$5,504,120	$162,300
	Jefferies	06/14/2019	2,850	35	9,632,210	357,525
	Jefferies	06/21/2019	2,400	75	20,640,450	9,562
	Jefferies	06/21/2019	2,450	100	27,520,600	18,500
	Jefferies	06/21/2019	2,475	25	6,880,150	5,750
	Jefferies	06/21/2019	2,525	25	6,880,150	9,375
	Jefferies	06/21/2019	2,550	25	6,880,150	12,500
	Jefferies	06/21/2019	2,700	30	8,256,180	79,800
	Jefferies	06/28/2019	2,750	30	8,256,180	155,250
	Jefferies	07/05/2019	2,725	30	8,256,180	146,100
	Jefferies	07/12/2019	2,600	30	8,256,180	65,250
	Jefferies	12/20/2019	2,500	50	13,760,300	310,500
	Jefferies	12/20/2019	2,525	25	6,880,150	168,125
	Jefferies	12/20/2019	2,575	30	8,256,180	235,650
	Jefferies	12/20/2019	2,650	30	8,256,180	296,400
	Jefferies	06/19/2020	2,400	25	6,880,150	206,125
	Jefferies	06/19/2020	2,475	25	6,880,150	246,500
	Jefferies	06/19/2020	2,525	20	5,504,120	221,500
	Jefferies	06/19/2020	2,600	20	5,504,120	262,500
	Jefferies	06/19/2020	2,625	20	5,504,120	277,900
SPDR® S&P 500® ETF Trust:
	Jefferies	06/21/2019	230	150	4,129,050	1,125
	Jefferies	06/19/2020	240	550	15,139,850	461,725
	Jefferies	06/19/2020	250	400	11,010,800	423,600
	Jefferies	12/18/2020	245	250	6,881,750	320,375
					221,549,470	4,453,937
TOTAL PURCHASED OPTION CONTRACTS
(Cost $11,436,694)					315,119,510	7,220,187

MONEY MARKET FUNDS - 1.23%	Shares	Value
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 2.277%, 7-day effective yield	795,233	$795,233

TOTAL MONEY MARKET FUNDS
(Cost $795,233)		795,233

Total Investments, at Value - 105.58%
(Cost $64,169,494)		68,119,312

Written Option Contracts - (6.31)%		(4,072,325)

Other Assets in Excess of Liabilities - 0.73%		474,949	(b)

Net Assets - 100.00%		$64,521,936

(a)	All or portion of this security is held as collateral for written options. At period end, the aggregate market value of those securities was $30,048,071, representing 46.57% of net assets.
(b)	Includes cash which is being held as collateral for written options.

See Notes to Financial Statements.

20	www.stadionfunds.com

Stadion Trilogy Alternative Return Fund	Schedule of Investments

May 31, 2019

WRITTEN OPTION CONTRACTS - 6.31%	Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value
Call Option Contracts - 1.51%
S&P 500® Index:
	Jefferies	06/21/2019	$2,830	30	$206,489	$8,256,180	$34,500
	Jefferies	06/28/2019	2,875	40	111,878	11,008,240	25,600
	Jefferies	06/28/2019	2,880	30	151,439	8,256,180	16,800
	Jefferies	07/05/2019	2,815	40	131,878	11,008,240	114,800
	Jefferies	07/05/2019	2,820	30	186,059	8,256,180	79,650
	Jefferies	07/12/2019	2,750	30	217,499	8,256,180	197,850
	Jefferies	06/19/2020	2,800	15	124,472	4,128,090	243,300
	Jefferies	06/19/2020	3,050	15	110,837	4,128,090	80,025
	Jefferies	06/19/2020	3,100	25	195,455	6,880,150	100,625
	Jefferies	06/19/2020	3,200	15	88,172	4,128,090	33,000
	Jefferies	12/18/2020	3,200	10	78,469	2,752,060	48,150
					1,602,647	77,057,680	974,300
Put Option Contracts - 4.80%
S&P 500® Index:
	Jefferies	06/07/2019	2,930	20	78,799	5,504,120	357,400
	Jefferies	06/14/2019	2,940	35	148,119	9,632,210	660,275
	Jefferies	06/21/2019	2,830	30	186,314	8,256,180	267,450
	Jefferies	06/28/2019	2,880	30	159,839	8,256,180	397,350
	Jefferies	07/05/2019	2,820	30	170,759	8,256,180	279,900
	Jefferies	07/12/2019	2,750	30	170,849	8,256,180	187,050
	Jefferies	12/20/2019	2,200	50	315,763	13,760,300	112,750
	Jefferies	12/20/2019	2,250	25	147,213	6,880,150	67,500
	Jefferies	12/20/2019	2,275	30	163,900	8,256,180	88,350
	Jefferies	12/20/2019	2,325	30	136,894	8,256,180	104,850
	Jefferies	06/19/2020	2,100	25	152,162	6,880,150	94,875
	Jefferies	06/19/2020	2,175	25	131,799	6,880,150	116,375
	Jefferies	06/19/2020	2,225	20	92,099	5,504,120	106,300
	Jefferies	06/19/2020	2,300	40	184,298	11,008,240	257,600
					2,238,807	115,586,520	3,098,025

Total Written Option Contracts					$3,841,454	$192,644,200	$4,072,325

See Notes to Financial Statements.

Annual Report | May 31, 2019	21

Stadion Alternative Income Fund	Schedule of Investments

May 31, 2019

COMMON STOCKS - 98.10%	Shares	Value
Communication Services - 3.78%
Diversified Telecommunication Services - 3.78%
AT&T, Inc.(a)	4,658	$142,442
Verizon Communications, Inc.(a)	2,524	137,179
		279,621

Consumer Discretionary - 8.07%
Automobiles - 1.98%
Ford Motor Co.(a)	15,341	146,046

Distributors - 2.04%
Genuine Parts Co.	1,527	151,020

Hotels, Restaurants & Leisure - 2.03%
McDonald's Corp.(a)	756	149,892

Multiline Retail - 2.02%
Target Corp.(a)	1,859	149,557

Consumer Staples - 15.68%
Beverages - 4.03%
Coca-Cola Co.(a)	3,032	148,962
PepsiCo, Inc.(a)	1,163	148,864
		297,826

Food & Staples Retailing - 1.85%
Sysco Corp.(a)	1,987	136,745

Food Products - 3.87%
General Mills, Inc.	2,886	142,684
Kellogg Co.(a)	2,732	143,594
		286,278

Household Products - 3.98%
Kimberly-Clark Corp.(a)	1,153	147,457
Procter & Gamble Co.(a)	1,422	146,338
		293,795

Tobacco - 1.95%
Altria Group, Inc.(a)	2,942	144,335

Energy - 7.40%
Oil, Gas & Consumable Fuels - 7.40%
Chevron Corp.(a)	1,267	144,248
Exxon Mobil Corp.(a)	2,058	145,645
Occidental Petroleum Corp.(a)	2,589	128,854
Valero Energy Corp.(a)	1,819	128,058
		546,805

See Notes to Financial Statements.

22	www.stadionfunds.com

Stadion Alternative Income Fund	Schedule of Investments

May 31, 2019

COMMON STOCKS - 98.10% (continued)	Shares	Value
Financials - 13.94%
Banks - 7.90%
BB&T Corp.(a)	3,145	$147,029
JPMorgan Chase & Co.(a)	1,377	145,907
PNC Financial Services Group, Inc.	1,151	146,476
Wells Fargo & Co.	3,261	144,690
		584,102

Capital Markets - 4.03%
CME Group, Inc.(a)	790	151,775
Invesco, Ltd.	7,452	145,612
		297,387

Insurance - 2.01%
Aflac, Inc.(a)	2,899	148,719

Health Care - 9.94%
Health Care Equipment & Supplies - 2.02%
Abbott Laboratories(a)	1,959	149,139

Pharmaceuticals - 7.92%
Eli Lilly & Co.(a)	1,281	148,519
Johnson & Johnson(a)	1,092	143,216
Merck & Co., Inc.(a)	1,847	146,301
Pfizer, Inc.	3,551	147,437
		585,473

Industrials - 13.60%
Aerospace & Defense - 6.00%
Harris Corp.(a)	797	149,191
Lockheed Martin Corp.(a)	441	149,296
United Technologies Corp.	1,148	144,992
		443,479

Commercial Services & Supplies - 2.04%
Waste Management, Inc.(a)	1,376	150,466

Electrical Equipment - 1.83%
Emerson Electric Co.(a)	2,247	135,359

Industrial Conglomerates - 1.75%
3M Co.	810	129,397

Machinery - 1.98%
Illinois Tool Works, Inc.	1,048	146,343

Information Technology - 9.70%
IT Services - 3.97%
International Business Machines Corp.	1,145	145,404
Paychex, Inc.(a)	1,726	148,073
		293,477

See Notes to Financial Statements.

Annual Report | May 31, 2019	23

Stadion Alternative Income Fund	Schedule of Investments

May 31, 2019

COMMON STOCKS - 98.10% (continued)	Shares	Value
Information Technology - 9.70% (continued)
Semiconductors & Semiconductor Equipment - 3.75%
Intel Corp.(a)	2,996	$131,944
Texas Instruments, Inc.(a)	1,389	144,887
		276,831

Software - 1.98%
Microsoft Corp.(a)	1,184	146,437

Materials - 4.00%
Chemicals - 2.04%
Air Products & Chemicals, Inc.(a)	740	150,657

Containers & Packaging - 1.96%
International Paper Co.	3,485	144,523

Real Estate - 2.03%
Equity Real Estate Investment Trusts (REITs) - 2.03%
HCP, Inc.	4,733	150,083

Utilities - 9.96%
Electric Utilities - 6.01%
Entergy Corp.(a)	1,528	148,323
Eversource Energy(a)	2,004	147,975
Southern Co.(a)	2,762	147,767
		444,065

Multi-Utilities - 3.95%
CenterPoint Energy, Inc.(a)	5,142	146,238
Dominion Energy, Inc.	1,942	146,000
		292,238

TOTAL COMMON STOCKS
(Cost $6,398,566)		7,250,095

PURCHASED OPTION CONTRACTS - 5.88%	Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value
Call Option Contracts - 1.03%
S&P 500® Index:
	Jefferies	06/21/2019	$3,400	15	$4,128,090	$37
	Jefferies	06/21/2019	3,500	20	5,504,120	50
	Jefferies	07/19/2019	2,950	30	8,256,180	11,250
	Jefferies	06/19/2020	3,050	10	2,752,060	53,350
	Jefferies	06/19/2020	3,500	25	6,880,150	11,250
					27,520,600	75,937
Put Option Contracts - 4.85%
S&P 500® Index	Jefferies	07/19/2019	2,600	28	7,705,768	68,740
SPDR® S&P 500® ETF Trust:
	Jefferies	06/19/2020	225	100	2,752,700	57,650
	Jefferies	06/19/2020	250	50	1,376,350	52,950
	Jefferies	06/19/2020	255	150	4,129,050	179,025
					15,963,868	358,365
TOTAL PURCHASED OPTION CONTRACTS
(Cost $541,992)					43,484,468	434,302

See Notes to Financial Statements.

24	www.stadionfunds.com

Stadion Alternative Income Fund	Schedule of Investments

May 31, 2019

MONEY MARKET FUNDS - 0.58%	Shares	Value
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 2.277%, 7-day effective yield	42,943	$42,943

TOTAL MONEY MARKET FUNDS
(Cost $42,943)		42,943

Total Investments, at Value - 104.56%
(Cost $6,983,501)		7,727,340

Written Option Contracts - (9.20)%		(679,360)

Other Assets in Excess of Liabilities - 4.64%		342,039	(b)

Net Assets - 100.00%		$7,390,018

(a)	All or portion of this security is held as collateral for written options. At period end, the aggregate market value of those securities was $3,202,596, representing 43.34% of net assets.

(b)	Includes cash which is being held as collateral for written options.

WRITTEN OPTION CONTRACTS - 9.20%	Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value
Call Option Contracts - 6.72%
S&P 500® Index:
	Jefferies	07/19/2019	$2,750	30	$221,459	$8,256,180	$209,700
	Jefferies	06/19/2020	2,750	10	113,781	2,752,060	191,250
	Jefferies	06/19/2020	3,000	5	64,469	1,376,030	34,775
	Jefferies	06/19/2020	3,100	15	94,139	4,128,090	60,375
					493,848	16,512,360	496,100
Put Option Contracts - 2.48%
S&P 500® Index	Jefferies	07/19/2019	2,750	28	176,707	7,705,768	183,260
					176,707	7,705,768	183,260

Total Written Option Contracts					$670,555	$24,218,128	$679,360

See Notes to Financial Statements.

Annual Report | May 31, 2019	25

Stadion Investment Trust	Statements of Assets and Liabilities

May 31, 2019

	Stadion Tactical Growth Fund	Stadion Tactical Defensive Fund	Stadion Trilogy Alternative Return Fund	Stadion Alternative Income Fund
ASSETS
Investments in securities:
At acquisition cost	$481,942,578	$99,125,775	$64,169,494	$6,983,501
At value (Note 2)	$510,966,419	$98,178,258	$68,119,312	$7,727,340
Dividends receivable	71,334	79,852	125,691	37,112
Receivable for capital shares sold	519,094	2,605	79	–
Receivable for investment securities sold	16,767,848	–	594,165	398,166
Receivable from advisor (Note 5)	–	–	–	3,183
Other assets	40,569	12,761	24,518	11,576
TOTAL ASSETS	528,365,264	98,273,476	68,863,765	8,177,377
LIABILITIES

Written Options, at value (Notes 2 and 6) (premiums received $–, $–, $3,841,454 and $670,555, respectively)	–	–	4,072,325	679,360
Payable for capital shares redeemed	295,610	28,626	95,574	–
Payable for investment securities purchased	–	–	68,526	79,118
Payable to Advisor (Note 5)	482,982	107,352	52,439	–
Accrued distribution fees (Note 5)	110,239	22,132	7,535	1,085
Accrued compliance fees (Note 5)	6,879	1,322	861	105
Payable to administrator (Note 5)	28,755	7,517	8,174	4,152
Other accrued expenses	113,417	40,429	36,395	23,539
TOTAL LIABILITIES	1,037,882	207,378	4,341,829	787,359
NET ASSETS	$527,327,382	$98,066,098	$64,521,936	$7,390,018
Net assets consist of:
Paid-in capital	$478,644,908	$122,871,273	$63,628,733	$7,621,710
Total distributable earnings (Accumulated deficit)	$48,682,474	$(24,805,175)	$893,203	$(231,692)
NET ASSETS	$527,327,382	$98,066,098	$64,521,936	$7,390,018
PRICING OF CLASS A SHARES
Net assets applicable to Class A shares	$85,249,926	$24,230,759	$4,732,602	$2,007,635
Class A shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	7,335,875	1,791,830	456,517	222,139
Net asset value, offering price and redemption price per share (Note 1)	$11.62	$13.52	$10.37	$9.04
Maximum offering price per share (Note 1)	$12.33	$14.34	$11.00	$9.59
PRICING OF CLASS C SHARES
Net assets applicable to Class C shares	$104,812,346	$19,150,886	$7,459,767	$712,910
Class C shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	9,412,609	1,530,693	735,512	79,699
Net asset value, offering price and redemption price per share (Note 1)	$11.14	$12.51	$10.14	$8.95
PRICING OF CLASS I SHARES
Net assets applicable to Class I shares	$337,265,110	$54,684,453	$52,329,567	$4,669,473
Class I shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	28,647,826	3,964,122	5,031,607	518,229
Net asset value, offering price and redemption price per share (Note 1)	$11.77	$13.79	$10.40	$9.01

See Notes to Financial Statements.

26	www.stadionfunds.com

Stadion Investment Trust	Statements of Operations

For the Year Ended May 31, 2019

	Stadion Tactical Growth Fund	Stadion Tactical Defensive Fund	Stadion Trilogy Alternative Return Fund	Stadion Alternative Income Fund
INVESTMENT INCOME
Dividends	$7,299,791	$1,958,821	$2,552,495	$360,534
TOTAL INVESTMENT INCOME	7,299,791	1,958,821	2,552,495	360,534

EXPENSES
Investment advisory fees (Note 5)	5,324,786	1,262,866	1,044,376	92,311
Distribution fees, Class A (Note 5)	229,133	71,337	20,595	6,600
Distribution fees, Class C (Note 5)	1,033,594	213,155	96,493	13,360
Distribution fees, Class T (Note 5)	1	1	1	1
Transfer agent fees, Common (Note 5)	166,323	55,013	39,055	34,339
Transfer agent fees, Class A (Note 5)	35,949	15,592	3,052	765
Transfer agent fees, Class C (Note 5)	57,633	12,487	5,557	167
Transfer agent fees, Class I (Note 5)	186,776	55,485	52,479	5,369
Administrative fees (Note 5)	287,028	61,027	56,734	12,258
Registration and filing fees	67,788	55,565	57,176	55,234
Professional fees	85,126	29,656	28,627	16,798
Custodian fees	34,719	7,486	10,957	4,478
Compliance fees (Note 5)	76,049	15,459	12,671	1,655
Trustees' fees	53,302	10,990	9,459	1,249
Printing of shareholder reports	54,775	12,120	11,237	4,410
Other expenses	154,588	37,566	38,195	8,251
TOTAL EXPENSES	7,847,570	1,915,805	1,486,664	257,245

Recoupment of previously waived fees (Note 5)	12,635	–	7,408	–
Expenses waived by the Advisor (Note 5)	(138,349)	–	(225,717)	(112,643)
NET EXPENSES	7,721,856	1,915,805	1,268,355	144,602

NET INVESTMENT INCOME (LOSS)	(422,065)	43,016	1,284,140	215,932

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investments	22,554,384	5,888,110	(978,991)	1,276,975
Net realized gains (losses) from written option contracts	–	–	900,479	(980,216)
Net realized capital gain distributions from other investment companies	–	41,143	–	–
Net realized gains (losses)	22,554,384	5,929,253	(78,512)	296,759

Net change in unrealized appreciation/depreciation on investments	(39,972,716)	(3,712,772)	(1,739,685)	(612,811)
Net change in unrealized appreciation/depreciation on written option contracts	–	–	(2,402,318)	(152,131)
Net change in unrealized depreciation	(39,972,716)	(3,712,772)	(4,142,003)	(764,942)
NET REALIZED AND UNREALIZED GAINS/ LOSSES ON INVESTMENTS	(17,418,332)	2,216,481	(4,220,515)	(468,183)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,840,397)	$2,259,497	$(2,936,375)	$(252,251)

See Notes to Financial Statements.

Annual Report | May 31, 2019	27

Stadion Investment Trust	Statements of Changes in Net Assets

	Stadion Tactical Growth Fund		Stadion Tactical Defensive Fund
	For the Year Ended May 31, 2019	For the Year Ended May 31, 2018	For the Year Ended May 31, 2019	For the Year Ended May 31, 2018
FROM OPERATIONS
Net investment income (loss)	$(422,065)	$(636,837)	$43,016	$(364,458)
Net realized gains	22,554,384	17,515,662	5,888,110	10,048,130
Net realized capital gain distributions from other investment companies	–	2,641	41,143	–
Net change in unrealized appreciation/depreciation	(39,972,716)	29,002,360	(3,712,772)	(1,921,569)
Net increase (decrease) in net assets resulting from operations	(17,840,397)	45,883,826	2,259,497	7,762,103

DISTRIBUTIONS TO SHAREHOLDERS(a)
From distributable earnings, Class A	(2,168,453)	(9,027)	–	(1,145,387)
From distributable earnings, Class C	(2,594,256)	(58,231)	–	(545,698)
From distributable earnings, Class I	(7,587,044)	–	–	(642,412)
From distributable earnings, Class T	–	–	–	(24)
Decrease in net assets from distributions to shareholders	(12,349,753)	(67,258)	–	(2,333,521)

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Class A
Proceeds from sales of shares	26,228,600	29,799,387	2,421,004	2,880,570
Net asset value of shares issued in reinvestment of distributions	2,070,610	8,551	–	1,120,892
Payments for shares redeemed	(48,046,000)	(37,383,995)	(26,815,498)	(11,849,021)
Net decrease in net assets from Class A share transactions	(19,746,790)	(7,576,057)	(24,394,494)	(7,847,559)

Class C
Proceeds from sales of shares	28,152,147	18,186,511	931,668	1,770,722
Net asset value of shares issued in reinvestment of distributions	2,405,472	–	–	534,529
Payments for shares redeemed	(18,218,109)	(25,541,462)	(5,257,365)	(6,352,347)
Net increase (decrease) in net assets from Class C share transactions	12,339,510	(7,354,951)	(4,325,697)	(4,047,096)

Class I
Proceeds from sales of shares	171,645,152	82,157,286	38,517,380	5,268,356
Net asset value of shares issued in reinvestment of distributions	7,026,513	53,894	–	635,050
Payments for shares redeemed	(60,792,335)	(47,676,724)	(14,009,560)	(6,792,734)
Net increase (decrease) in net assets from Class I share transactions	117,879,330	34,534,456	24,507,820	(889,328)

Class T(b)
Proceeds from sales of shares	–	1,000	–	1,001
Net asset value of shares issued in reinvestment of distributions	–	–	–	24
Payments for shares redeemed	(1,083)	–	(1,068)	–
Net increase (decrease) in net assets from Class T share transactions	(1,083)	1,000	(1,068)	1,025

TOTAL NET INCREASE (DECREASE) IN NET ASSETS	80,280,817	65,421,016	(1,953,942)	(7,354,376)

NET ASSETS:
Beginning of period	447,046,565	381,625,549	100,020,040	107,374,416
End of period	$527,327,382	$447,046,565 (c)	$98,066,098	$100,020,040 (d)

(a)	For the year ended May 31, 2018 total distributions for the Stadion Tactical Growth Fund consisted of net investment income of $67,258. For the year ended May 31, 2018 total distributions for the Stadion Tactical Defensive Fund consisted of net investment income of $154,981, and net realized gains of $2,178,540.
(b)	Class T shares commenced operations on August 14, 2017 and terminated on November 16, 2018.
(c)	The prior year ended May 31, 2018 the Stadion Tactical Growth Fund's net assets included accumulated net investment loss of $1,459,232.
(d)	The prior year ended May 31, 2018 the Stadion Tactical Defensive Fund's net assets included accumulated net investment loss of $496,064.

See Notes to Financial Statements.

28	www.stadionfunds.com

Stadion Investment Trust	Statements of Changes in Net Assets

	Stadion Trilogy Alternative Return Fund		Stadion Alternative Income Fund
	For the Year Ended May 31, 2019	For the Year Ended May 31, 2018	For the Year Ended May 31, 2019	For the Year Ended May 31, 2018
FROM OPERATIONS
Net investment income	$1,284,140	$1,243,900	$215,932	$463,502
Net realized gains (losses)	(78,512)	(2,424,996)	296,759	(386,838)
Net change in unrealized depreciation	(4,142,003)	(390,784)	(764,942)	(175,571)
Net decrease in net assets resulting from operations	(2,936,375)	(1,571,880)	(252,251)	(98,907)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From distributable earnings, Class A	(122,767)	(273,311)	(49,668)	(228,337)
From distributable earnings, Class C	(70,912)	(33,544)	(18,538)	(122,335)
From distributable earnings, Class I	(893,772)	(1,033,658)	(149,231)	(707,007)
From distributable earnings, Class T	(7)	(10)	(10)	(34)
Decrease in net assets from distributions to shareholders	(1,087,458)	(1,340,523)	(217,447)	(1,057,713)

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Class A
Proceeds from sales of shares	1,066,006	5,222,392	259,314	215,604
Net asset value of shares issued in reinvestment of distributions	113,688	269,077	45,953	196,536
Payments for shares redeemed	(19,360,792)	(12,578,228)	(1,198,753)	(3,811,117)
Net decrease in net assets from Class A share transactions	(18,181,098)	(7,086,759)	(893,486)	(3,398,977)

Class C
Proceeds from sales of shares	283,813	3,070,178	120,465	409,649
Net asset value of shares issued in reinvestment of distributions	69,605	32,896	18,359	113,863
Payments for shares redeemed	(4,063,999)	(2,747,504)	(1,363,643)	(2,182,723)
Net increase (decrease) in net assets from Class C share transactions	(3,710,581)	355,570	(1,224,819)	(1,659,211)

Class I
Proceeds from sales of shares	26,783,578	45,374,706	1,134,807	3,702,125
Net asset value of shares issued in reinvestment of distributions	888,090	1,027,232	140,303	627,548
Payments for shares redeemed	(39,727,685)	(39,246,530)	(5,345,133)	(19,478,132)
Net increase (decrease) in net assets from Class I share transactions	(12,056,017)	7,155,408	(4,070,023)	(15,148,459)

Class T(b)
Proceeds from sales of shares	–	1,000	–	1,000
Net asset value of shares issued in reinvestment of distributions	7	10	10	34
Payments for shares redeemed	(973)	–	(1,019)	–
Net increase (decrease) in net assets from Class T share transactions	(966)	1,010	(1,009)	1,034

TOTAL NET DECREASE IN NET ASSETS	(37,972,495)	(2,487,174)	(6,659,035)	(21,362,233)

NET ASSETS:
Beginning of period	102,494,431	104,981,605	14,049,053	35,411,286
End of period	$64,521,936	$102,494,431 (c)	$7,390,018	$14,049,053 (d)

(a)	For the year ended May 31, 2018 total distributions for the Stadion Trilogy Alternative Return Fund consisted of net investment income of $1,340,523. For the year ended May 31, 2018 total distributions for the Stadion Alternative Income Fund consisted of net investment income of $1,057,713.
(b)	Class T shares commenced operations on August 14, 2017 and terminated on November 16, 2018.
(c)	The prior year ended May 31, 2018 the Stadion Trilogy Alternative Return Fund's net assets included accumulated net investment income of $179,880.
(d)	The prior year ended May 31, 2018 the Stadion Alternative Income Fund's net assets included accumulated net investment income of $55,445.

See Notes to Financial Statements.

Annual Report | May 31, 2019	29

Stadion Tactical Growth Fund – Class A	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2019	Year Ended May 31, 2018		Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$12.33	$11.03		$9.82	$10.41	$10.35

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(a)(b)	(0.01)	(0.01)		(0.01)	0.05	(0.02)
Net realized and unrealized gain (loss) on investments	(0.40)	1.31		1.23	(0.59)	0.92
Total from investment operations	(0.41)	1.30		1.22	(0.54)	0.90
LESS DISTRIBUTIONS:
Dividends from net investment income	–	(0.00	)(c)	(0.01)	(0.03)	(0.03)
Distributions from net realized gains	(0.30)	–		–	(0.02)	(0.81)
Total distributions	(0.30)	–		(0.01)	(0.05)	(0.84)

NET ASSET VALUE, END OF PERIOD	$11.62	$12.33		$11.03	$9.82	$10.41

TOTAL RETURN(d)	(3.22%)	11.80%		12.48%	(5.19%)	8.78%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$85,250	$109,707		$105,141	$89,271	$59,366
Ratio of total expenses to average net assets(e)(f)	1.57%	1.61%		1.65%	1.71%	1.84%
Ratio of net expenses to average net assets(e)	1.55%	1.55%		1.55%	1.55%	1.69%
Ratio of net investment income/loss to average net assets(a)(e)	(0.05%)	(0.09%)		(0.12%)	0.54%	(0.21%)

PORTFOLIO TURNOVER RATE	120%	82%		96%	287%	333%

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	Amount rounds to less than $0.01 per share or less than 1%.
(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

30	www.stadionfunds.com

Stadion Tactical Growth Fund – Class C	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$11.92	$10.74	$9.62	$10.25	$10.26

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(a)(b)	(0.10)	(0.10)	(0.09)	(0.01)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.38)	1.28	1.21	(0.59)	0.93
Total from investment operations	(0.48)	1.18	1.12	(0.60)	0.81
LESS DISTRIBUTIONS:
Dividends from net investment income	–	–	–	(0.01)	(0.01)
Distributions from net realized gains	(0.30)	–	–	(0.02)	(0.81)
Total distributions	(0.30)	–	–	(0.03)	(0.82)

NET ASSET VALUE, END OF PERIOD	$11.14	$11.92	$10.74	$9.62	$10.25

TOTAL RETURN(c)	(3.92%)	10.99%	11.64%	(5.93%)	7.96%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$104,812	$99,286	$96,506	$82,347	$34,402
Ratio of total expenses to average net assets(d)(e)	2.32%	2.35%	2.41%	2.49%	2.59%
Ratio of net expenses to average net assets(d)	2.30%	2.30%	2.30%	2.30%	2.37%
Ratio of net investment loss to average net assets(a)(d)	(0.83%)	(0.83%)	(0.88%)	(0.11%)	(1.16%)

PORTFOLIO TURNOVER RATE	120%	82%	96%	287%	333%

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(e)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

Annual Report | May 31, 2019	31

Stadion Tactical Growth Fund – Class I	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2019	Year Ended May 31, 2018		Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$12.46	$11.12		$9.88	$10.46	$10.38

INCOME (LOSS) FROM OPERATIONS:
Net investment income(a)(b)	0.02 (c)	0.02	(c)	0.01 (c)	0.08	0.00 (d)
Net realized and unrealized gain (loss) on investments	(0.41)	1.32		1.25	(0.59)	0.94
Total from investment operations	(0.39)	1.34		1.26	(0.51)	0.94
LESS DISTRIBUTIONS:
Dividends from net investment income	–	(0.00	)(d)	(0.02)	(0.05)	(0.05)
Distributions from net realized gains	(0.30)	–		–	(0.02)	(0.81)
Total distributions	(0.30)	–		(0.02)	(0.07)	(0.86)

NET ASSET VALUE, END OF PERIOD	$11.77	$12.46		$11.12	$9.88	$10.46

TOTAL RETURN(e)	(3.02%)	12.09%		12.79%	(4.94%)	9.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$337,265	$238,052		$179,979	$144,534	$97,804
Ratio of total expenses to average net assets(f)(g)	1.33%	1.36%		1.42%	1.49%	1.62%
Ratio of net expenses to average net assets(f)	1.30%	1.30%		1.30%	1.30%	1.43%
Ratio of net investment income to average net assets(a)(f)	0.16%	0.13%		0.12%	0.85%	0.02%

PORTFOLIO TURNOVER RATE	120%	82%		96%	287%	333%

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(d)	Amount rounds to less than $0.01 per share or less than 1%.
(e)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

32	www.stadionfunds.com

Stadion Tactical Defensive Fund – Class A	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$13.26	$12.58	$11.08	$11.99		$11.69

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(a)(b)	0.03	(0.03)	(0.07)	(0.09)		(0.04)
Net realized and unrealized gain (loss) on investments	0.23	1.01	1.57	(0.50)		0.35
Total from investment operations	0.26	0.98	1.50	(0.59)		0.31
LESS DISTRIBUTIONS:
Dividends from net investment income	–	(0.02)	–	–		–
Distributions from net realized gains	–	(0.28)	–	(0.32)		(0.01)
Total distributions	–	(0.30)	–	(0.32)		(0.01)

NET ASSET VALUE, END OF PERIOD	$13.52	$13.26	$12.58	$11.08		$11.99

TOTAL RETURN(c)	1.96%	7.77%	13.54%	(4.80%)		2.67%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$24,231	$47,888	$52,978	$18,726		$29,073

Ratio of total expenses to average net assets(d)	1.84%	1.85%	1.94%	1.96	%(e)	1.88%

Ratio of net expenses to average net assets(d)	1.84%	1.85%	1.94%	1.95%		1.88%

Ratio of net investment income/loss to average net assets(a)(d)	0.26%	(0.23%)	(0.56%)	(0.77%)		(0.33%)

PORTFOLIO TURNOVER RATE	396%	335%	196%	645%		482%

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(e)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

Annual Report | May 31, 2019	33

Stadion Tactical Defensive Fund – Class C	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2019		Year Ended May 31, 2018	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$12.36		$11.81	$10.48		$11.45		$11.26

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(a)(b)	(0.08	)(c)	(0.12)	(0.15)		(0.17)		(0.13)
Net realized and unrealized gain (loss) on investments	0.23		0.95	1.48		(0.48)		0.33
Total from investment operations	0.15		0.83	1.33		(0.65)		0.20
LESS DISTRIBUTIONS:
Distributions from net realized gains	–		(0.28)	–		(0.32)		(0.01)
Total distributions	–		(0.28)	–		(0.32)		(0.01)

NET ASSET VALUE, END OF PERIOD	$12.51		$12.36	$11.81		$10.48		$11.45

TOTAL RETURN(d)	1.21%		6.97%	12.69%		(5.56%)		1.80%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$19,151		$23,178	$26,058		$9,680		$12,145

Ratio of total expenses to average net assets(e)	2.59%		2.59%	2.71	%(f)	2.73	%(f)	2.66%

Ratio of net expenses to average net assets(e)	2.59%		2.59%	2.70%		2.70%		2.66%

Ratio of net investment loss to average net assets(a)(e)	(0.64%)		(0.97%)	(1.30%)		(1.55%)		(1.16%)

PORTFOLIO TURNOVER RATE	396%		335%	196%		645%		482%

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

34	www.stadionfunds.com

Stadion Tactical Defensive Fund – Class I	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2019	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$13.50	$12.78		$11.23		$12.12		$11.80

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(a)(b)	0.03	(0.00	)(c)	(0.03)		(0.06)		(0.03)
Net realized and unrealized gain (loss) on investments	0.26	1.03		1.58		(0.51)		0.36
Total from investment operations	0.29	1.03		1.55		(0.57)		0.33
LESS DISTRIBUTIONS:
Dividends from net investment income	–	(0.03)		–		–		–
Distributions from net realized gains	–	(0.28)		–		(0.32)		(0.01)
Total distributions	–	(0.31)		–		(0.32)		(0.01)

NET ASSET VALUE, END OF PERIOD	$13.79	$13.50		$12.78		$11.23		$12.12

TOTAL RETURN(d)	2.15%	8.03%		13.80%		(4.58%)		2.82%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$54,684	$28,953		$28,338		$12,703		$25,280

Ratio of total expenses to average net assets(e)	1.64%	1.62%		1.75	%(f)	1.76	%(f)	1.70%

Ratio of net expenses to average net assets(e)	1.64%	1.62%		1.70%		1.70%		1.70%

Ratio of net investment income/loss to average net assets(a)(e)	0.21%	(0.01%)		(0.28%)		(0.53%)		(0.28%)

PORTFOLIO TURNOVER RATE	396%	335%		196%		645%		482%

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	Amount rounds to less than $0.01 per share or less than 1%.
(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

Annual Report | May 31, 2019	35

Stadion Trilogy Alternative Return Fund – Class A	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2019		Year Ended May 31, 2018		Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$10.94		$11.17		$10.49	$10.66	$10.53

INCOME (LOSS) FROM OPERATIONS:
Net investment income(a)(b)	0.17		0.11		0.09	0.09	0.04
Net realized and unrealized gain (loss) on investments	(0.62)		(0.22)		0.68	(0.18)	0.12
Total from investment operations	(0.45)		(0.11)		0.77	(0.09)	0.16
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.12)		(0.12)		(0.09)	(0.08)	(0.03)
Total distributions	(0.12)		(0.12)		(0.09)	(0.08)	(0.03)

NET ASSET VALUE, END OF PERIOD	$10.37		$10.94		$11.17	$10.49	$10.66

TOTAL RETURN(c)	(4.13%)		(1.02%)		7.37%	(0.79%)	1.54%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$4,733		$23,289		$30,818	$28,898	$39,896
Ratio of total expenses to average net assets(d)	1.94	%(e)	1.84	%(e)(f)	1.82%	1.85%	1.82%
Ratio of net expenses to average net assets(d)	1.63%		1.72	%(f)	1.82%	1.85%	1.82%
Ratio of net investment income to average net assets(a)(d)	1.58%		1.02%		0.86%	0.88%	0.38%

PORTFOLIO TURNOVER RATE	5%		55%		18%	36%	37%

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(e)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(f)	Effective December 31, 2017, the Expense Limitation changed from 1.70% to 1.38% (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b-1 Plan).

See Notes to Financial Statements.

36	www.stadionfunds.com

Stadion Trilogy Alternative Return Fund – Class C	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2019		Year Ended May 31, 2018		Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$10.73		$10.95		$10.31	$10.49	$10.42

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(a)(b)	0.07		0.03		0.01	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	(0.59)		(0.22)		0.66	(0.17)	0.12
Total from investment operations	(0.52)		(0.19)		0.67	(0.16)	0.08
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.07)		(0.03)		(0.03)	(0.02)	(0.01)
Total distributions	(0.07)		(0.03)		(0.03)	(0.02)	(0.01)

NET ASSET VALUE, END OF PERIOD	$10.14		$10.73		$10.95	$10.31	$10.49

TOTAL RETURN(c)	(4.84%)		(1.75%)		6.46%	(1.53%)	0.75%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$7,460		$11,660		$11,592	$10,573	$11,654
Ratio of total expenses to average net assets(d)	2.63	%(e)	2.56	%(e)(f)	2.60%	2.63%	2.58%
Ratio of net expenses to average net assets(d)	2.38%		2.47	%(f)	2.60%	2.63%	2.58%
Ratio of net investment income/loss to average net assets(a)(d)	0.68%		0.26%		0.08%	0.08%	(0.36%)

PORTFOLIO TURNOVER RATE	5%		55%		18%	36%	37%

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(e)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(f)	Effective December 31, 2017, the Expense Limitation changed from 1.70% to 1.38% (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b-1 Plan).

See Notes to Financial Statements.

Annual Report | May 31, 2019	37

Stadion Trilogy Alternative Return Fund – Class I	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2019		Year Ended May 31, 2018		Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$10.97		$11.20		$10.52	$10.69	$10.55

INCOME (LOSS) FROM OPERATIONS:
Net investment income(a)(b)	0.18		0.14		0.12	0.11	0.07
Net realized and unrealized gain (loss) on investments	(0.60)		(0.22)		0.67	(0.17)	0.12
Total from investment operations	(0.42)		(0.08)		0.79	(0.06)	0.19
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.15)		(0.15)		(0.11)	(0.11)	(0.05)
Total distributions	(0.15)		(0.15)		(0.11)	(0.11)	(0.05)

NET ASSET VALUE, END OF PERIOD	$10.40		$10.97		$11.20	$10.52	$10.69

TOTAL RETURN(c)	(3.90%)		(0.72%)		7.53%	(0.54%)	1.78%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$52,330		$67,545		$62,571	$39,257	$53,031
Ratio of total expenses to average net assets(d)	1.65	%(e)	1.57	%(e)(f)	1.62%	1.64%	1.62%
Ratio of net expenses to average net assets(d)	1.38%		1.47	%(f)	1.62%	1.64%	1.62%
Ratio of net investment income to average net assets(a)(d)	1.66%		1.25%		1.06%	1.07%	0.70%

PORTFOLIO TURNOVER RATE	5%		55%		18%	36%	37%

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(e)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(f)	Effective December 31, 2017, the Expense Limitation changed from 1.70% to 1.38% (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b-1 Plan).

See Notes to Financial Statements.

38	www.stadionfunds.com

Stadion Alternative Income Fund – Class A	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.46	$9.94	$10.15	$9.72		$9.89

INCOME (LOSS) FROM OPERATIONS:
Net investment income(b)(c)	0.18	0.20	0.18	0.16		0.15
Net realized and unrealized gain (loss) on investments	(0.43)	(0.25)	(0.21)	0.44		(0.13)
Total from investment operations	(0.25)	(0.05)	(0.03)	0.60		0.02
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.17)	(0.43)	(0.17)	(0.17)		(0.19)
Distributions from net realized gains	–	–	(0.01)	(0.00	)(d)	–
Total distributions	(0.17)	(0.43)	(0.18)	(0.17)		(0.19)

NET ASSET VALUE, END OF PERIOD	$9.04	$9.46	$9.94	$10.15		$9.72

TOTAL RETURN(e)	(2.68%)	(0.50%)	(0.40%)	6.33%		0.24%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$2,008	$3,015	$6,669	$3,807		$5,226

Ratio of total expenses to average net assets(f)(g)	2.43%	1.90%	1.46%	1.73%		3.77%

Ratio of net expenses to average net assets(f)	1.40%	1.40%	1.40%	1.40%		1.40%

Ratio of net investment income to average net assets(b)(f)	1.96%	2.11%	1.81%	1.58%		1.52%

PORTFOLIO TURNOVER RATE	2%	7%	40%	18%		485%

(a)	Prior to April 30, 2015, Stadion Alternative Income Fund was known as Stadion Tactical Income Fund.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(c)	Per share amounts were calculated using average shares method.
(d)	Amount rounds to less than $0.01 per share or less than 1%.
(e)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

Annual Report | May 31, 2019	39

Stadion Alternative Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	For the Period August 10, 2015 (Commencement of operations) to May 31, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$9.37	$9.85	$10.11	$9.59

INCOME (LOSS) FROM OPERATIONS:
Net investment income(a)(b)	0.10	0.13	0.11	0.09
Net realized and unrealized gain (loss) on investments	(0.41)	(0.26)	(0.22)	0.48
Total from investment operations	(0.31)	(0.13)	(0.11)	0.57
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.11)	(0.35)	(0.14)	(0.05)
Distributions from net realized gains	–	–	(0.01)	(0.00	)(c)
Total distributions	(0.11)	(0.35)	(0.15)	(0.05)

NET ASSET VALUE, END OF PERIOD	$8.95	$9.37	$9.85	$10.11

TOTAL RETURN(d)	(3.34%)	(1.33%)	(1.15%)	6.00	%(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$713	$2,004	$3,839	$508

Ratio of total expenses to average net assets(f)(g)	3.11%	2.63%	2.19%	2.18	%(h)

Ratio of net expenses to average net assets(f)	2.15%	2.15%	2.15%	2.15	%(h)

Ratio of net investment income to average net assets(a)(f)	1.13%	1.39%	1.12%	1.15	%(h)

PORTFOLIO TURNOVER RATE	2%	7%	40%	18	%(i)

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	Amount rounds to less than $0.01 per share or less than 1%.
(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Not annualized.
(f)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(h)	Annualized.
(i)	Portfolio turnover rate is calculated at the Fund level and represents the year ended May 31, 2016.

See Notes to Financial Statements.

40	www.stadionfunds.com

Stadion Alternative Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.43	$9.92	$10.13	$9.60		$9.89

INCOME (LOSS) FROM OPERATIONS:
Net investment income(b)(c)	0.20	0.23	0.20	0.20		0.30
Net realized and unrealized gain (loss) on investments	(0.43)	(0.26)	(0.21)	0.44		(0.25)
Total from investment operations	(0.23)	(0.03)	(0.01)	0.64		0.05
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.19)	(0.46)	(0.19)	(0.11)		(0.34)
Distributions from net realized gains	–	–	(0.01)	(0.00	)(d)	–
Total distributions	(0.19)	(0.46)	(0.20)	(0.11)		(0.34)

NET ASSET VALUE, END OF PERIOD	$9.01	$9.43	$9.92	$10.13		$9.60

TOTAL RETURN(e)	(2.46%)	(0.33%)	(0.17%)	6.70%		0.58%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$4,669	$9,028	$24,903	$84,632		$444

Ratio of total expenses to average net assets(f)(g)	2.21%	1.67%	1.23%	1.29%		3.75%

Ratio of net expenses to average net assets(f)	1.15%	1.15%	1.15%	1.15%		1.15%

Ratio of net investment income to average net assets(b)(f)	2.17%	2.33%	1.97%	2.08%		2.96%

PORTFOLIO TURNOVER RATE	2%	7%	40%	18%		485%

(a)	Prior to April 30, 2015, Stadion Alternative Income Fund was known as Stadion Tactical Income Fund.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(c)	Per share amounts were calculated using average shares method.
(d)	Amount rounds to less than $0.01 per share or less than 1%.
(e)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

Annual Report | May 31, 2019	41

Stadion Investment Trust	Notes to Financial Statements

May 31, 2019

1.	ORGANIZATION

Stadion Tactical Growth Fund (“Tactical Growth Fund”), Stadion Tactical Defensive Fund (“Tactical Defensive Fund”), Stadion Trilogy Alternative Return Fund (“Trilogy Alternative Return Fund”) and Stadion Alternative Income Fund (“Alternative Income Fund”) (formerly known as the Stadion Tactical Income Fund prior to April 30, 2015), (each, a “Fund,” and collectively, the “Funds”) are each a diversified series of Stadion Investment Trust (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

Tactical Growth Fund is a successor to a previously operational fund, the ETF Market Opportunity Fund (the “Predecessor Fund”), which was a series of the Aviemore Funds, an Ohio business trust. The Predecessor Fund was organized into a series, Class I shares, of the Tactical Growth Fund effective as of the close of business on March 29, 2013. The Predecessor Fund commenced operations on May 3, 2004 and was the only series authorized by the Aviemore Funds. Class A and Class C shares were launched from the Tactical Growth Fund effective April 1, 2013. The Fund seeks long-term capital appreciation.

Tactical Defensive Fund commenced operations on January 27, 2004. The public offering of Class A shares, Class C shares, and Class I shares commenced on September 15, 2006, October 1, 2009, and May 28, 2010, respectively. The investment objective of the Fund is to seek capital appreciation.

Trilogy Alternative Return Fund commenced operations on April 2, 2012. The public offering of Class A shares, Class C shares and Class I shares commenced on April 2, 2012. The investment objective of the Fund is total return, with an emphasis on lower risk and volatility than the U.S. equity markets.

Alternative Income Fund commenced operations on December 31, 2012. The public offering of Class A shares, Class C shares, and Class I shares commenced on December 31, 2012, August 7, 2015, and February 14, 2013, respectively. The investment objective of the Fund is to seek to provide income and absolute portfolio returns, with a secondary emphasis on lower risk and volatility than the U.S. equity markets.

Each Fund currently offers three classes of shares, Class A, Class C, and Class I. Class A shares are sold subject to a maximum front-end sales load equal to 5.75% of the offering price and a distribution and/or service fee of up to 0.25% of the average net assets attributable to Class A shares, and are also sold subject to a 1.00% contingent deferred sales load on purchases at or above $1 million if redeemed within 12 months of purchase. Class C shares are sold subject to a distribution and/or service fee of up to 1.00% of the average daily net assets attributable to Class C shares and, effective October 1, 2012, sold subject to a 1.00% contingent deferred sales load if redeemed within one year of purchase. Class I shares are sold without any sales loads and distribution and/ or service fees. Each class of shares represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees; (2) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its arrangements; and (4) Class I shares are, generally, available for certain broker-dealers and financial intermediaries that have entered into appropriate arrangements with the Funds.

At a meeting held on November 12, 2018, the Board of Trustees of the Trust (the “Board of Trustees”) approved, on behalf of Tactical Growth Fund, Tactical Defensive Fund, Trilogy Alternative Return Fund and Alternative Income Fund, the termination of Class T shares as share classes of the Funds.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are considered investment companies for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Security Valuation: The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of the time regular trading closes on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). Securities traded in the NASDAQ market are valued at the NASDAQ Official Closing Price. Other securities, including listed securities for which no sale was reported on that date, are valued at the most recent bid price. Options are valued at the mean of the National Best Bid and Offer (NBBO) prices as determined by the Options Pricing Reporting Authority (ORPA) (which is the best bid and offer price across the option exchanges). If no bid price is readily available, then the option will be valued at the mean of the last quoted ask price and $0.00. If: (i) no bid price is readily available, and (ii) no ask price is readily available, then the option will be valued at the last valid NBBO mean price. Notwithstanding the foregoing, an option may be valued using Fair Valuation when reliable last NBBO prices as of the Valuation Time are not readily available. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the “Trustees”) and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to the Funds’ net asset value calculations; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculations. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Open-end investment companies, including money market funds, are valued at the net asset value reported by such registered open-end investment companies. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

42	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2019

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of May 31, 2019 by security type:

Tactical Growth Fund

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange-Traded Funds	$464,006,228	$–	$–	$464,006,228
Money Market Funds	46,960,191	–	–	46,960,191
Total Investments in Securities	$510,966,419	$–	$–	$510,966,419

Tactical Defensive Fund

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange-Traded Funds	$96,448,573	$–	$–	$96,448,573
Money Market Funds	1,729,685	–	–	1,729,685
Total Investments in Securities	$98,178,258	$–	$–	$98,178,258

Trilogy Alternative Return Fund

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Common Stocks*	$29,381,237	$–	$–	$29,381,237
Exchange-Traded Funds	30,722,655	–	–	30,722,655
Purchased Option Contracts	–	7,220,187	–	7,220,187
Money Market Funds	795,233	–	–	795,233
Total Investments in Securities	$60,899,125	$7,220,187	$–	$68,119,312
Other Financial Instruments
Liabilities
Written Option Contracts	$–	$(4,072,325)	$–	$(4,072,325)
Total	$–	$(4,072,325)	$–	$(4,072,325)

Alternative Income Fund

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Common Stocks*	$7,250,095	$–	$–	$7,250,095
Purchased Option Contracts	–	434,302	–	434,302
Money Market Funds	42,943	–	–	42,943
Total Investments in Securities	$7,293,038	$434,302	$–	$7,727,340
Other Financial Instruments
Liabilities
Written Option Contracts	$–	$(679,360)	$–	$(679,360)
Total	$–	$(679,360)	$–	$(679,360)

*	See Schedule of Investments for Common Stocks determined by sector and industry.

There were no Level 3 securities held in any of the Funds at May 31, 2019.

Share Valuation: The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Option Transactions: The Funds may purchase and write put and call options on broad-based U.S. and International stock indices or ETFs that replicate the performance of broad-based U.S. and International stock indices as well as short term futures ETFs and bond ETFs. When held, the Funds use option contracts on broad-based U.S. and International stock indices for the purpose of seeking to generate return and manage risk exposure among varying market conditions.

Annual Report | May 31, 2019	43

Stadion Investment Trust	Notes to Financial Statements

May 31, 2019

Exchange-Traded Funds (“ETFs”): The Funds may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a fund investing in an ETF will indirectly bear those costs. Such funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices.

Allocation Between Classes: Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the respective Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the respective Fund.

Distributions to Shareholders: Each of the Funds may distribute its net investment income to its shareholders quarterly, but, in any event, expects to distribute substantially all of its net investment income to its shareholders at least annually. Net realized gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and tax treatment of short term capital gains. Dividends and distributions are recorded on the ex-dividend date.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

3.	SECURITY TRANSACTIONS

During the year ended May 31, 2019, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to:

	Tactical Growth Fund	Tactical Defensive Fund
Purchases	$588,532,352	$347,338,936
Sales	$544,835,510	$351,340,072

	Trilogy Alternative Return Fund	Alternative Income Fund
Purchases	$4,527,194	$177,144
Sales	$43,529,925	$7,492,164

4.	TAX MATTERS

The tax character of distributions made during the year ended May 31, 2019 and May 31, 2018 was as follows:

	Ordinary Income	Long-term Capital Gains	Total Distributions
Tactical Growth Fund
5/31/2019	$–	$12,349,753	$12,349,753
5/31/2018	67,168	90	67,258
Tactical Defensive Fund
5/31/2019	$–	$–	$–
5/31/2018	2,178,308	155,213	2,333,521
Trilogy Alternative Return Fund
5/31/2019	$1,087,458	$–	$1,087,458
5/31/2018	1,340,523	–	1,340,523
Alternative Income Fund
5/31/2019	$217,447	$–	$217,447
5/31/2018	1,057,713	–	1,057,713

44	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2019

Reclassifications:

At May 31, 2019 permanent differences in the book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of net investment loss. These reclassifications were as follows:

Fund	Distributable Earnings	Paid-in capital
Tactical Growth Fund	$632,976	$(632,976)
Tactical Defensive Fund	243,091	(243,091)
Trilogy Alternative Return Fund	–	–
Alternative Income Fund	–	–

Included in the amounts reclassified for the Tactical Growth Fund and Tactical Defensive Fund was a net operating loss offset to Paid-in capital (“PIC”) of $632,976 and $243,091, respectively.

Tax Basis of Investments:

As of May 31, 2019, the aggregate cost of investments and other financial instruments, gross unrealized appreciation (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Tactical Growth Fund
Tax cost of portfolio investments	$481,914,930
Gross unrealized appreciation	$34,361,213
Gross unrealized depreciation	(5,309,724)
Net unrealized appreciation	$29,051,489

Tactical Defensive Fund
Tax cost of portfolio investments	$99,125,889
Gross unrealized appreciation	$14,665
Gross unrealized depreciation	(962,296)
Net unrealized depreciation	$(947,631)

Trilogy Alternative Return Fund
Tax cost of portfolio investments	$60,344,252
Gross unrealized appreciation	$19,963,349
Gross unrealized depreciation	(12,188,289)
Net unrealized appreciation	$7,775,060

Alternative Income Fund
Tax cost of portfolio investments	$7,103,978
Gross unrealized appreciation	$11,399,820
Gross unrealized depreciation	(10,776,458)
Net depreciation of derivatives	(1)
Net unrealized appreciation	$623,361

The difference between the federal income tax cost of portfolio investments and other financial instruments and the financial statement cost for Tactical Growth Fund, Tactical Defensive Fund, Trilogy Alternative Return Fund and Alternative Income Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales and certain market to market adjustments.

Components of Earnings:

At May 31, 2019, components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Tactical Growth Fund	Tactical Defensive Fund	Trilogy Alternative Return Fund
Undistributed ordinary income	$–	$–	$376,562
Accumulated capital gains (losses) on investments	20,910,002	(23,647,587)	(7,258,419)
Net unrealized appreciation (depreciation) on investments	29,051,489	(947,631)	7,775,060
Other cumulative effect of timing differences	(1,279,017)	(209,957)	–
Total	$48,682,474	$(24,805,175)	$893,203

Alternative Income Fund
Undistributed ordinary income	$53,930
Accumulated capital losses on investments	(908,983)
Net unrealized appreciation on investments	623,361
Total	$(231,692)

Capital Loss Carryforward:

As of May 31, 2019, the Funds have the following capital loss carryforwards. These capital losses carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended May 31, 2019, the Fund utilized capital loss carryforwards as follows:

Fund	Amount
Tactical Defensive Fund	$4,750,216

Annual Report | May 31, 2019	45

Stadion Investment Trust	Notes to Financial Statements

May 31, 2019

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Tactical Defensive Fund	$23,411,758	$–
Trilogy Alternative Return Fund	3,254,289	2,283,575
Alternative Income Fund	676,074	–

Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described above.

The Funds elect to defer to the tax year ending May 31, 2020, capital losses recognized during the period November 1, 2018 to May 31, 2019 in the amount of:

Fund	Amount
Tactical Defensive Fund	$235,829
Trilogy Alternative Return Fund	1,720,555
Alternative Income Fund	232,909

The Funds elect to defer to the tax year ending May 31, 2020, late year ordinary losses recognized in the amount of:

Fund	Amount
Tactical Growth Fund	$1,279,017
Tactical Defensive Fund	209,957

As of and during the year ended May 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

5.	TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreements

Each Fund’s investments are managed by Stadion Money Management, LLC (the “Advisor”) under the terms of an Investment Advisory Agreement (the “Advisory Agreements”). Under the Advisory Agreements, each Fund excluding the Alternative Income Fund has agreed to pay the Advisor an investment advisory fee at an annual rate of 1.25% of its average daily net assets up to $150 million, 1.00% of such assets over $150 million up to $500 million, and 0.85% of such assets over $500 million. The Alternative Income Fund has agreed to pay the Advisor an investment advisory fee at an annual rate of 0.85% of its average daily net assets.

The Advisor has entered into an Expense Limitation Agreement with the Tactical Growth Fund under which it has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C shares, and Class I shares of the Fund (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 1.30% of the average daily net assets allocable to each Class until October 1, 2019.

The Advisor has entered into an Expense Limitation Agreement with respect to the Tactical Defensive Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C shares, and Class I shares of the Funds (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 1.70% of the average daily net assets allocable to each Class until October 1, 2019.

The Advisor has entered into an Expense Limitation Agreement with respect to the Trilogy Alternative Return Fund under which it has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C shares, and Class I shares of the Fund (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 1.38% of the average daily net assets allocable to each Class until October 1, 2019.

The Advisor has entered into an Expense Limitation Agreement with the Alternative Income Fund under which it has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C shares, and Class I shares of the Fund (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 1.15% of the average daily net assets allocable to each Class until October 1, 2019.

46	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2019

Accordingly, during the year ended May 31, 2019, the Advisor waived fees and reimbursed expenses as follows:

	Tactical Growth Fund	Trilogy Alternative Return Fund	Alternative Income Fund
Expenses waived by Advisor	$(138,349)	$(225,717)	$(112,643)
Recoupment of previously waived fees	12,635	7,408	–
Total	$(125,714)	$(218,309)	$(112,643)

During the year ended May 31, 2019, there were no advisory fees waived or expenses reimbursed by the Advisor for the Tactical Defensive Fund.

It is expected that the Expense Limitation Agreements will continue from year-to-year, provided such continuance is approved by the Trustees.

If the Advisor so requests, the Advisor may recapture from the Tactical Growth Fund any Tactical Growth Fund operating expenses waived or reimbursed by the Advisor pursuant to the Tactical Growth Fund’s Expense Limitation Agreement that had the effect of reducing Fund Operating Expenses from 1.70% (or lower) to 1.30% from the time the Tactical Growth Fund initially incurred, or the Advisor initially waived or reimbursed, such expenses for a period of three years; provided, however, that the total annual Fund Operating Expenses for the applicable following year, after giving effect to the repayment, shall not exceed 1.30% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the parties may otherwise agree). If the Advisor so requests, the Advisor may recapture from the Trilogy Alternative Return Fund any Trilogy Alternative Return Fund operating expenses waived or reimbursed by the Advisor pursuant to the Trilogy Alternative Return Fund’s Expense Limitation Agreement that had the effect of reducing Fund Operating Expenses from 1.70% (or lower) to 1.38% from the time the Trilogy Alternative Return Fund initially incurred, or the Advisor initially waived or reimbursed, such expenses for a period of three years; provided, however, that the total annual Fund Operating Expenses for the applicable following year, after giving effect to the repayment, shall not exceed 1.38% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the parties may otherwise agree). If the Advisor so requests, the Advisor may recapture from the Alternative Income Fund any Alternative Income Fund operating expense waived or reimbursed by the Advisor pursuant to the Alternative Income Fund’s Expense Limitation Agreement from the time the Alternative Income Fund initially incurred, or the Advisor initially waived or reimbursed, such expenses for a period of three years; provided, however, that the total annual Fund Operating Expenses for the applicable following year, after giving effect to the repayment, shall not exceed 1.15% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the parties may otherwise agree).

As of May 31, 2019, the balance of recoupable expenses for the Tactical Growth Fund, the Alternative Return Fund, and the Alternative Income Fund was as follows:

Fund	2020	2021	2022	Total
Tactical Growth Fund	$383,484	$253,703	$138,349	$775,536
Trilogy Alternative Return Fund	–	109,385	225,717	335,102
Alternative Income Fund	77,469	117,703	112,643	307,815

The Chief Compliance Officer of the Trust is an employee of the Advisor. The Trust reimburses the Advisor 50% of the employee’s annual base salary for the services provided by the Chief Compliance Officer of the Trust. Each Fund bears a proportionate share of this fee based on an allocation approved by the Trustees.

Certain Trustees and officers of the Trust are also officers of the Advisor.

Fund Accounting and Administration Agreement

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust. The Funds pay ALPS customary fees for providing these services.

Transfer Agent and Shareholder Services Agreement

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (the “Transfer Agent”) under a Transfer Agency and Services Agreement with the Trust. The Funds pay ALPS customary fees for providing these services.

Distribution Plan

The Trust has adopted plans of distribution (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act that permit Class A shares and Class C shares of each Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plans is 0.25% of each Fund’s average daily net assets attributable to Class A shares and 1.00% of each Fund’s average daily net assets attributable to Class C shares. The Trust has not adopted a plan of distribution with respect to Class I shares. The expenses of the Plans are reflected as distribution fees in the Statements of Operations of the Funds.

Annual Report | May 31, 2019	47

Stadion Investment Trust	Notes to Financial Statements

May 31, 2019

Distribution Agreement

ALPS Distributors, Inc. (“ADI” or the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Under the terms of a Distribution Agreement with the Trust, the Distributor provides distribution services to the Trust and serves as principal underwriter to the Funds. ADI receives no compensation from the Funds.

6. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities: The following discloses the Funds' use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow certain Funds to enter into various types of derivative contracts such as purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce market value of fixed income investments and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. No Funds invested in futures contracts during the year ended May 31, 2019.

48	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2019

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

A portion of Trilogy Alternative Return Fund’s and Alternative Income Fund’s securities are pledged as collateral for open written option contracts.

The locations in the Statements of Assets and Liabilities of Trilogy Alternative Return Fund’s and Alternative Income Fund’s derivative positions are as follows:

Risk Exposure	Statements of Assets and Liabilities Location	Fair Value of Asset Derivatives	Statements of Assets and Liabilities Location	Fair Value of Liability Derivatives
Trilogy Alternative Return Fund
Equity Contracts (Purchased Options/ Written Options)	Investments in securities: At value	$7,220,187	Written Options; at value	$4,072,325
		$7,220,187		$4,072,325

Risk Exposure	Statements of Assets and Liabilities Location	Fair Value of Asset Derivatives	Statements of Assets and Liabilities Location	Fair Value of Liability Derivatives
Alternative Income Fund
Equity Contracts (Purchased Options/ Written Options)	Investments in securities: At value	$434,302	Written Options; at value	$679,360
		$434,302		$679,360

For the Trilogy Alternative Return Fund the average option month-end notional value purchased and written during the year ended May 31, 2019, were $355,749,178 and $282,000,767, respectively. For the Alternative Income Fund the average option month-end notional value purchased and written during the year ended May 31, 2019, were $51,395,884 and $26,956,167, respectively.

Annual Report | May 31, 2019	49

Stadion Investment Trust	Notes to Financial Statements

May 31, 2019

Trilogy Alternative Return Fund’s and Alternative Income Fund’s transactions in derivative instruments during the year ended May 31, 2019, are recorded in the following locations in the Statements of Operations:

Risk Exposure	Statements of Operations Location	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Trilogy Alternative Return Fund
Equity Contracts (Purchased Options)	Net realized loss from investments/Net change in unrealized appreciation (depreciation) on investments	$(6,479,119)	$1,021,359
Equity Contracts (Written Options)	Net realized gains from written option contracts/Net change in unrealized appreciation (depreciation) on written option contracts	900,479	(2,402,318)
Total		$(5,578,640)	$(1,380,959)

Risk Exposure	Statements of Operations Location	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Alternative Income Fund
Equity Contracts (Purchased Options)	Net realized gains from investments/Net change in unrealized appreciation (depreciation) on investments	$(3,563)	$269
Equity Contracts (Written Options)	Net realized losses from written option contracts/Net change in unrealized appreciation (depreciation) on written option contracts	(980,216)	(152,131)
Total		$(983,779)	$(151,862)

Tactical Growth Fund and Tactical Defensive Fund had no transactions in derivative instruments during the year ended May 31, 2019.

7. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	For the Year Ended May 31, 2019	For the Year Ended May 31, 2018
Tactical Growth Fund - Class A
Shares sold	2,148,862	2,530,041
Shares issued in reinvestment of distributions to shareholders	186,039	773
Shares redeemed	(3,893,838)	(3,170,872)
Net decrease in shares outstanding	(1,558,937)	(640,058)
Shares outstanding beginning of period	8,894,812	9,534,870
Shares outstanding end of period	7,335,875	8,894,812

Tactical Growth Fund - Class C
Shares sold	2,419,049	1,593,533
Shares issued in reinvestment of distributions to shareholders	224,810	–
Shares redeemed	(1,560,143)	(2,252,807)
Net increase/(decrease) in shares outstanding	1,083,716	(659,274)
Shares outstanding beginning of period	8,328,893	8,988,167
Shares outstanding end of period	9,412,609	8,328,893

Tactical Growth Fund - Class I
Shares sold	13,904,815	6,907,059
Shares issued in reinvestment of distributions to shareholders	623,471	4,834
Shares redeemed	(4,984,417)	(4,000,251)
Net increase in shares outstanding	9,543,869	2,911,642
Shares outstanding beginning of period	19,103,957	16,192,315
Shares outstanding end of period	28,647,826	19,103,957

Tactical Growth Fund - Class T (a)(b)
Shares sold	–	89
Shares redeemed	(89)	–
Net increase/(decrease) in shares outstanding	(89)	89
Shares outstanding beginning of period	89	–
Shares outstanding end of period	–	89

50	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2019

	For the Year Ended May 31, 2019	For the Year Ended May 31, 2018
Tactical Defensive Fund - Class A
Shares sold	179,240	218,838
Shares issued in reinvestment of distributions to shareholders	–	83,581
Shares redeemed	(2,000,119)	(900,659)
Net decrease in shares outstanding	(1,820,879)	(598,240)
Shares outstanding beginning of period	3,612,709	4,210,949
Shares outstanding end of period	1,791,830	3,612,709

Tactical Defensive Fund - Class C
Shares sold	73,504	143,444
Shares issued in reinvestment of distributions to shareholders	–	42,524
Shares redeemed	(418,512)	(516,491)
Net decrease in shares outstanding	(345,008)	(330,523)
Shares outstanding beginning of period	1,875,701	2,206,224
Shares outstanding end of period	1,530,693	1,875,701

Tactical Defensive Fund - Class I
Shares sold	2,841,775	391,589
Shares issued in reinvestment of distributions to shareholders	–	46,629
Shares redeemed	(1,023,008)	(509,999)
Net increase/(decrease) in shares outstanding	1,818,767	(71,781)
Shares outstanding beginning of period	2,145,355	2,217,136
Shares outstanding end of period	3,964,122	2,145,355

Tactical Defensive Fund - Class T (a)(b)
Shares sold	–	79
Shares issued in reinvestment of distributions to shareholders	–	2
Shares redeemed	(81)	–
Net increase/(decrease) in shares outstanding	(81)	81
Shares outstanding beginning of period	81	–
Shares outstanding end of period	–	81

	For the Year Ended May 31, 2019	For the Year Ended May 31, 2018
Trilogy Alternative Return Fund - Class A
Shares sold	98,463	465,776
Shares issued in reinvestment of distributions to shareholders	10,487	24,007
Shares redeemed	(1,781,432)	(1,120,435)
Net decrease in shares outstanding	(1,672,482)	(630,652)
Shares outstanding beginning of period	2,128,999	2,759,651
Shares outstanding end of period	456,517	2,128,999

Trilogy Alternative Return Fund - Class C
Shares sold	26,745	277,599
Shares issued in reinvestment of distributions to shareholders	6,578	2,945
Shares redeemed	(384,376)	(252,461)
Net increase/(decrease) in shares outstanding	(351,053)	28,083
Shares outstanding beginning of period	1,086,565	1,058,482
Shares outstanding end of period	735,512	1,086,565

Trilogy Alternative Return Fund - Class I
Shares sold	2,463,187	4,020,975
Shares issued in reinvestment of distributions to shareholders	82,086	91,612
Shares redeemed	(3,673,287)	(3,539,269)
Net increase/(decrease) in shares outstanding	(1,128,014)	573,318
Shares outstanding beginning of period	6,159,621	5,586,303
Shares outstanding end of period	5,031,607	6,159,621

Trilogy Alternative Return Fund - Class T (a)(b)
Shares sold	–	89
Shares issued in reinvestment of distributions to shareholders	1	1
Shares redeemed	(91)	–
Net increase/(decrease) in shares outstanding	(90)	90
Shares outstanding beginning of period	90	–
Shares outstanding end of period	–	90

Annual Report | May 31, 2019	51

Stadion Investment Trust	Notes to Financial Statements

May 31, 2019

	For the Year Ended May 31, 2019	For the Year Ended May 31, 2018
Alternative Income Fund - Class A
Shares sold	27,398	22,082
Shares issued in reinvestment of distributions to shareholders	4,935	20,200
Shares redeemed	(129,078)	(394,111)
Net decrease in shares outstanding	(96,745)	(351,829)
Shares outstanding beginning of period	318,884	670,713
Shares outstanding end of period	222,139	318,884

Alternative Income Fund - Class C
Shares sold	13,037	42,569
Shares issued in reinvestment of distributions to shareholders	1,981	11,796
Shares redeemed	(149,235)	(230,341)
Net decrease in shares outstanding	(134,217)	(175,976)
Shares outstanding beginning of period	213,916	389,892
Shares outstanding end of period	79,699	213,916

Alternative Income Fund - Class I
Shares sold	122,420	381,711
Shares issued in reinvestment of distributions to shareholders	15,104	64,729
Shares redeemed	(577,021)	(2,000,077)
Net decrease in shares outstanding	(439,497)	(1,553,637)
Shares outstanding beginning of period	957,726	2,511,363
Shares outstanding end of period	518,229	957,726

Alternative Income Fund - Class T (a)(b)
Shares sold	–	101
Shares issued in reinvestment of distributions to shareholders	1	4
Shares redeemed	(106)	–
Net increase/(decrease) in shares outstanding	(105)	105
Shares outstanding beginning of period	105	–
Shares outstanding end of period	–	105

(a)	Class T shares commenced operations on August 14, 2017.
(b)	Class T shares terminated on November 16, 2018.

8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Tactical Defensive Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the SPDR® S&P 500® ETF Trust. The SPDR® S&P® ETF Trust was established as a New York statutory trust and is registered under the Investment Company Act of 1940, as amended. The Fund may redeem its investments from the SPDR® S&P® ETF Trust, (the ETF) at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The latest financial statements for the ETF can be found at www.sec.gov.

The Fund's performance may be directly affected by the performance of the ETFs. As of May 31, 2019, the percentage of net assets invested in the SPDR® S&P 500® ETF Trust by the Tactical Defensive Fund was 26.85%.

10. SEC REGULATIONS

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that a fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The compliance date for the amendments to Regulation S-X was November 5, 2018. The Fund’s adoption of those amendments, effective with the financial statements prepared as of May 31, 2019, had no effect on the Fund’s net assets or results of operations.

11. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Effective as of the close of trading on the New York Stock Exchange on May 31, 2019 (the “Closing Time”), the Stadion Alternative Income Fund terminated the public offering of its shares and will discontinue its operations effective on or after August 16, 2019 (the “Liquidation Date”). As of the Closing Time, shares of the Fund were no longer available for purchase.

On May 23, 2019 the Board of Trustees of the Trust (the “Board”), in consultation with the Stadion Alternative Income Fund’s investment adviser, Stadion Money Management, LLC (the “Adviser”), determined to discontinue the Fund’s operations. Through the date of the Fund’s liquidation, currently scheduled to take place on the Liquidation Date, the Adviser will continue to waive fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund’s fees and expenses at their current level, as specified in the Fund’s Prospectus.

52	www.stadionfunds.com

Stadion Investment Trust	Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Stadion Investment Trust
and the Shareholders of Stadion Tactical Growth Fund,
Stadion Tactical Defensive Fund, Stadion Trilogy Alternative Return Fund,
and Stadion Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Stadion Tactical Growth Fund, Stadion Tactical Defensive Fund, Stadion Trilogy Alternative Return Fund, and Stadion Alternative Income Fund, each a series of shares of beneficial interest in Stadion Investment Trust (the “Funds”), including the schedules of investments, as of May 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of May 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
Stadion Tactical Growth Fund	For Class A, C, and I: for each of the years in the five-year period ended May 31, 2019.
Stadion Tactical Defensive Fund	For Class A, C, and I: for each of the years in the five-year period ended May 31, 2019.
Stadion Trilogy Alternative Return Fund	For Class A, C, and I: for each of the years in the five-year period ended May 31, 2019.
Stadion Alternative Income Fund	For Class A and I: for each of the years in the five-year period ended May 31, 2019.
For Class C: for each of the years in the three-year period ended May 31, 2019 and for the period from August 10, 2015 (commencement of operations) through May 31, 2016.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Stadion Investment Trust since 2005.

Philadelphia, Pennsylvania
July 26, 2019

Annual Report | May 31, 2019	53

Stadion Investment Trust	Additional Information

May 31, 2019 (Unaudited)

OTHER INFORMATION

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-866-383-7636. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-383-7636, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-383-7636, or on the SEC’s website at http://www.sec.gov.

FEDERAL TAX INFORMATION (UNAUDITED)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended December 31, 2018, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
Stadion Tactical Growth Fund	N/A
Stadion Trilogy Alternative Return Fund	91.19%
Stadion Alternative Income Fund	100.00%
Stadion Tactical Defensive Fund	N/A

For the year ended December 31, 2018, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. The percentages were as follows:

Fund Name	Percentage
Stadion Tactical Growth Fund	N/A
Stadion Trilogy Alternative Return Fund	93.99%
Stadion Alternative Income Fund	100.00%
Stadion Tactical Defensive Fund	N/A

In early 2019, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2018 via Form 1099. The Funds will notify shareholders in early 2020 of amounts paid to them by the Funds, if any, during the calendar year 2019.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Stadion Tactical Growth Fund designated $12,349,753 as long-term capital gain dividends.

54	www.stadionfunds.com

Stadion Investment Trust	Board of Trustees and Executive Officers

May 31, 2019 (Unaudited)

STADION INVESTMENT TRUST

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-today operations. The officers have been elected for an annual term. The Fund’ SAI includes additional information about the Trustees and is available without charge upon request by calling 1-866-383-7636 or on the Fund’ website, www.stadionfunds.com. The Independent Trustees of the Trust received aggregate compensation of $82,500 during the fiscal year ended May 31, 2018 for their services to the Funds and Trust. Interested Trustees and Officers did not receive compensation from the Funds for the services to the Funds and the Trust. The following are the Trustees and executive officers of the Trust:

Name and Year of Birth	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James M. Baker (1952)	Trustee	Since June 2003	Mr. Baker has been the President of Baker & Lassiter, Inc. (real estate development and management) since 1994.	4	Mr. Baker serves as a director of Resurgens Bank, a closely held state chartered bank.
Norman A. McLean (1954)	Trustee	Since June 2003	Mr. McLean has been the Director of Marketing/Public Relations for St. Mary’s Health Care System (health care) since September 2005.	4	None
Ronald C. Baum (1941)	Trustee	Since July 2011	Mr. Baum was a Managing Partner for the Atlanta office of Grant Thornton LLP (public accounting firm) from 1987 through 2002.	4	None
Gregory L. Morris (1948)	Trustee and Chairman	Since June 2007	Mr. Morris was a portfolio manager of the Adviser and its predecessor firm (Stadion Money Management, Inc.) from November 2004 to September 2014 and is a member of the Adviser’s investment committee.	4	None
INTERESTED TRUSTEE**
Judson P. Doherty (1969)	Trustee, Chief Executive Officer, President (Principal Executive Officer)	CEO since June 2006 Trustee since July 2019	Mr. Doherty has been Chief Executive Officer since April 2015 and President of the Adviser and its predecessor firm (Stadion Money Management, Inc.) since 2007. He was Chief Financial Officer of Stadion Money Management, Inc. from 2001 until 2011 and Chief Compliance Officer of Stadion Money Management, Inc. and the Trust from 2004 to 2010. He is also a member of the Adviser’s investment committee.	4	None

Annual Report | May 31, 2019	55

Stadion Investment Trust	Board of Trustees and Executive Officers

May 31, 2019 (Unaudited)

Name and Year of Birth	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
OTHER EXECUTIVE OFFICERS
Duane L. Bernt (1970)	Treasurer (Principal Financial Officer)	Since October 2012	Mr. Bernt has been the Chief Financial Officer of the Adviser since 2011. Previously, he was a Senior Vice President of Lincoln Financial Group (a financial services firm) from 1998 to 2011.	n/a	None
Michael D. Isaac (1975)	Chief Compliance Officer	Since April 2010	Mr. Isaac has been the Chief Compliance Officer of the Adviser and its predecessor firm (Stadion Money Management, Inc.) since 2010. Previously, he was Chief Compliance Officer of J.P. Turner & Company LLC (a broker/dealer) from 2006 to 2010.	n/a	None
Madeline Arment (1989)	Assistant Treasurer	Since November 2018	At ALPS Fund Services, Ms. Arment has served as Fund controller since 2018 and numerous roles in the tax department from 2012 to 2016. She previously served as Manager of Investment Operations at Shelton Capital Management from 2016 to 2018.	n/a	None
Edward Corrao (1965)	Secretary	Since July 2017	Mr. Corrao, is a Senior Counsel and Vice President for ALPS Fund Services, Inc., since 2017. Previously, he was a Senior Legal Counsel at State Street Global Advisors from 2011 to 2017.	n/a	None

*	The Fund Complex consists of the Stadion Tactical Growth Fund, Stadion Tactical Defensive Fund, Stadion Trilogy Alternative Return Fund, and Stadion Alternative Income Fund.
**	Judson P. Doherty is an Interested Trustee because he is an employee of the Adviser.

56	www.stadionfunds.com

Stadion Investment Trust	Approval of Investment Advisory Agreements

May 31, 2019 (Unaudited)

At an in-person meeting held on February 11, 2019, at which all of the Trustees were present the Board of Trustees (the “Board”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”) voting separately, reviewed and approved the Investment Advisory Agreements (the “Advisory Agreements”) with the Advisor for the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund, the Stadion Trilogy Alternative Return Fund and the Stadion Alternative Income Fund, (each a “Fund” and together, the “Funds”).

In the course of their deliberations, the Board was advised by legal counsel and the Independent Trustees were advised by independent legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the approval of the Advisory Agreements and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below:

(i)	The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund, the Stadion Trilogy Alternative Return Fund and the Stadion Alternative Income Fund, including, without limitation, the nature and quality of the investment advisory services since each Fund’s inception, its coordination of services for the Funds by the Funds’ service providers, its compliance procedures and practices, and its distribution efforts to promote the Funds. The Board noted that certain of the Trust’s executive officers are employees of the Adviser, and serve the Trust without additional compensation from the Funds. After reviewing the foregoing information and further information in the Adviser Memorandum, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and adequate for the Funds.

(ii)	The investment performance of the Funds and Adviser. In this regard, the Board compared the performance of the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund, the Stadion Trilogy Alternative Return Fund and the Stadion Alternative Income Fund with the performance of each Fund’s benchmark indices and comparable peer group funds. The Board also considered the success and consistency of the Adviser’s management of each Fund in implementing the Fund’s investment objective and policies. The Board considered the performance of other funds identified by the Adviser as “competitor” funds, other funds in each Funds’ Morningstar category, and each Funds’ Morningstar ratings; however, the Board noted that comparisons with other funds in the Funds’ respective Morningstar categories are of limited benefit considering each Funds’ relatively unique investment approaches and the smaller total assets of the Funds compared to their peers. After consideration of the short and long-term investment performance of each Fund, the Adviser’s experience in managing the Funds and separate accounts, the continuity of the Adviser’s personnel and other factors, the Board concluded that the investment performance of the Funds and the Adviser was consistent with the Funds’ investment objective and policies and therefore satisfactory.

(iii)	The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operating; the Adviser’s compliance policies and procedures; the financial condition of the Adviser and the level of commitment to the Funds and the Adviser by the principals of the Adviser; the asset levels of the Funds; the Adviser’s prior payment of startup costs for the Funds, the costs associated with distribution efforts of the Funds; and the overall expenses of the Funds, including certain fee waivers and expense reimbursements by the Adviser on behalf of the Funds. The Board discussed each Fund’s Expense Limitation Agreement with the Adviser, and considered the Adviser’s past fee waivers with respect to each Fund.

The Board also considered potential benefits to the Adviser in managing the Funds, including promotion of the Adviser’s name and the ability for the Adviser to place small accounts into the Funds. The Board compared the fees and expenses of each Fund (including the management fee) to a peer group of other funds comparable to the Fund. It was noted that, while the management fee and net expense ratio of each of the Funds were generally higher than the Morningstar category average, each Fund has a relatively unique investment approach and smaller assets under management, with comparable funds achieving better economics of scale, and therefore comparisons of the Funds’ expenses with other funds in the Funds’ respective Morningstar category were not necessarily appropriate. The Board also considered that each Fund’s size was smaller than many funds in their respective Morningstar category average. The Board also compared the fees paid by each Fund to fees paid by other funds identified by Adviser as “competitor” funds. The Board also compared the fees paid by each Fund to fees paid by other SMA clients of the Adviser, and considered the similarities and differences in the services received by such other clients as compared to the services received by the Funds. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund, the Stadion Trilogy Alternative Return Fund and the Stadion Alternative Income Fund are appropriate and within the range of what would have been negotiated at arm’s length.

Annual Report | May 31, 2019	57

Stadion Investment Trust	Approval of Investment Advisory Agreements

May 31, 2019 (Unaudited)

(iv)	The extent to which economies of scale would be realized as the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund, the Stadion Trilogy Alternative Return Fund, the Stadion Alternative Income Fund grow and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors. In this regard, the Board considered that each Fund’s fee arrangement with the Adviser involves both a management fee and an Expense Limitation Agreement. The Board considered that several Funds were currently experiencing benefits from the Fund’s Expense Limitation Agreement, and that several Funds have experienced benefits from its Expense Limitation Agreement in prior years. The Board also considered the benefit to the Funds of the existing fee breakpoints. Going forward, the Board noted that each Fund has the potential to benefit from economies of scale under its agreements with the Adviser and other service providers, and acknowledged that, due to the Adviser’s unique investment approach, expected benefits from improved economies of scale may be lessened because of the additional complexities faced by the Adviser even if assets under management increase. Following further discussion of the Funds’ asset levels, expectations for growth and levels of fees, the Board determined that the Funds’ fee arrangements with the Adviser continue to provide benefits through the Expense Limitation Agreement and that, at the Funds’ current and projected asset levels for the next year, the Funds’ arrangements with the Adviser are fair and reasonable.

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Advisory Agreements was in the best interest of the Funds and its shareholders. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreements. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the Advisory Agreements was in the best interest of the Funds and its shareholders.

58	www.stadionfunds.com

Intentionally Left Blank

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stadion Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

The Stadion Funds are distributed by ALPS Distributors, Inc.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics has been filed with the Commission. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics. Pursuant to Item 2(f) of Form N-CSR the registrant has posted such code of ethics on its Internet website.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Ronald C. Baum. Mr. Baum is “independent” for purposes of this Item. Mr. Baum was a Managing Partner for the Atlanta office of Grant Thornton LLP from 1987 through 2002.

Item 4.	Principal Accountant Fees and Services.

(a)        Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or were $58,000 and $56,000 with respect to the registrant’s fiscal years ended May 31, 2019 and 2018, respectively.

(b)         Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)         Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,000 and $8,000 with respect to each of the registrant’s fiscal years ended May 31, 2019 and 2018, respectively. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns, and assistance with distribution calculations.

(d)         All Other Fees.

(e)(1)     The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)     None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)         During the fiscal years ended May 31, 2019 and 2018, aggregate non-audit fees of $8,000 and $8,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)         The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Schedule filed with Item 1

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures in place to consider nominees recommended by shareholders. The registrant’s nominating committee generally will not consider nominees recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions is attached hereto as Exhibit 13(a)(1).

(a)(2) The certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

EXHIBIT LIST

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Stadion Investment Trust

By	(Signature and Title)	/s/ Judson P. Doherty
Judson P. Doherty, President

Date:	August 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Judson P. Doherty
Judson P. Doherty, President and Principal Executive Officer

Date:	August 8, 2019

By	(Signature and Title)	/s/ Duane L. Bernt
Duane L. Bernt, Treasurer and Principal Financial Officer

Date:	August 8, 2019